STATEMENT OF ADDITIONAL INFORMATION

GRAIL ADVISORS ETF TRUST

GRAIL AMERICAN BEACON LARGE CAP VALUE ETF (GVT)

ONE FERRY BUILDING, SUITE 255, SAN FRANCISCO, CA 94111

PHONE: 1-415-677-5870

February 28, 2011

as revised March 21, 2011

Shares of the Grail American Beacon Large Cap Value ETF (“Large Cap Value ETF” or the “ETF”) are listed and traded on NYSE Arca, Inc.

This SAI describes a certain series of the Grail Advisors ETF Trust, which was formed on December 7, 2007.  The Trust is an open-end registered management investment company under the Investment Company Act, and is currently comprised of five ETFs:  Grail American Beacon Large Cap Value ETF, RP Growth ETF, RP Focused Large Cap Growth ETF, Grail McDonnell Intermediate Municipal Bond ETF and Grail McDonnell Core Taxable Bond ETF.  The Large Cap Value ETF is described in this SAI; the other ETFs are described in separate statements of additional information.

The ETF is an actively managed exchange-traded fund.  Grail Advisors, LLC serves as the Manager to the ETF.  The Large Cap Value ETF is primarily sub-advised by American Beacon Advisors, Inc.  The Manager in consultation with ABA allocates day-to-day portfolio management for the ETF among one or more investment sub-advisers, as discussed in the ETF’s prospectus, consistent with the Manager’s intention to operate the ETF as a multi-manager ETF.  ALPS Distributors, Inc. serves as the Distributor for the ETF.

Shares of the ETF are neither guaranteed nor insured by the U.S. Government.

This SAI, dated February 28, 2011 is not a prospectus.  It should be read in conjunction with the ETF’s Prospectus, dated February 28, 2011, which incorporates this SAI by reference.  Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted.  A copy of the Prospectus may be obtained without charge by writing to the Distributor, calling 1-415-677-5870 or visiting www.grailadvisors.com.  An annual report for the ETF for the fiscal year ended October 31, 2010 is available in the same manner.

No person has been authorized to give any information or to make any representations other than those contained in this SAI and the Prospectus and, if given or made, such information or representations may not be relied upon as having been authorized by the Trust.  The SAI does not constitute an offer to sell securities.

GLOSSARY

The following terms are used throughout this SAI, and have the meanings used below:

“1933 Act” means the Securities Act of 1933, as amended.

“1934 Act” means the Securities Exchange Act of 1934, as amended.

“ABA” means American Beacon Advisors, Inc., the primary sub-adviser for the ETF.

“Authorized Participant” means a broker-dealer or other participant in the Continuous Net Settlement System of the National Securities Clearing Corporation (NSCC) or a participant in DTC with access to the DTC system, and who has executed an agreement with the Distributor that governs transactions in the ETF’s Creation Units.

“Balancing Amount” means an amount equal to the difference between the NAV of a Creation Unit and the market value of the In-Kind Creation (or Redemption) Basket, used to ensure that the NAV of a Fund Deposit (or Redemption), (other than the Transaction Fee) is identical to the NAV of the Creation Unit being purchased.

“Board” means the Board of Trustees of the Trust.

“Business Day” means any day on which the Trust is open for business.

“Cash Component” means an amount of cash consisting of a Balancing Amount and a Transaction Fee calculated in connection with creations.

“Cash Redemption Amount” means an amount of cash consisting of a Balancing Amount and a Transaction Fee calculated in connection with redemptions.

“CFTC” means the Commodity Futures Trading Commission.

“Code” means the Internal Revenue Code of 1986, as amended.

“Creation Unit” means an aggregation of 50,000 Shares that the ETF issues and redeems on a continuous basis at NAV.  Shares will not be issued or redeemed except in Creation Units.

“Distributor” means ALPS Distributors, Inc.

“DTC” means the Depository Trust Company.

“ETF” means the series of the Trust discussed in this SAI: Large Cap Value ETF.

“Exchange” means the NYSE Arca, Inc.

“FINRA” means the Financial Industry Regulatory Authority.

“Fund Deposit” means the In-Kind Creation Basket and Cash Component necessary to purchase a Creation Unit from the ETF.

“Fund Redemption” means the In-Kind Redemption Basket and Cash Redemption Amount received in connection with the redemption of a Creation Unit.

“IIV” means an approximate per-Share value of the ETF’s portfolio, disseminated every fifteen seconds throughout the trading day by the Exchange or other information providers, known as the Intraday Indicative Value.

“In-Kind Creation Basket” means the basket of securities to be deposited to purchase Creation Units of the ETF.  The In-Kind Creation Basket will identify the name and number of shares of each security to be contributed, in kind, to the ETF for a Creation Unit.

“In-Kind Redemption Basket” means the basket of securities a shareholder will receive upon redemption of a Creation Unit.

“Investment Company Act” means the Investment Company Act of 1940, as amended.

“Large Cap Value ETF” means Grail American Beacon Large Cap Value ETF.

“Manager” means Grail Advisors, LLC.

“NAV” means the net asset value of the ETF.

“NYSE” means the New York Stock Exchange, Inc.

“Prospectus” means the ETF’s prospectus, dated February 28, 2011, as amended and supplemented from time to time.

“SAI” means this Statement of Additional Information, as amended and supplemented from time to time.

“SEC” means the United States Securities and Exchange Commission.

“Shares” means the shares of the ETF.

“Transaction Fees” are fees imposed to compensate the Trust.  For the Large Cap Value ETF, they will generally be $1,000.  A charge of up to four times this fixed Transaction Fee may be imposed for, among other things, creations done wholly or partly in cash.

“Trust” means the Grail Advisors ETF Trust, a Delaware statutory trust.

TRUST AND ETFS OVERVIEW

The Trust is a Delaware statutory trust formed on December 7, 2007 and an open-end registered management investment company comprised of five ETFs:  Large Cap Value ETF, RP Growth ETF, RP Focused Large Cap Growth ETF, Grail McDonnell Intermediate Municipal Bond ETF and Grail McDonnell Core Taxable Bond ETF.  RP Growth ETF and RP Focused Large Cap Growth ETF are discussed in a separate prospectus and SAI, each dated February 28, 2011.  Grail McDonnell Intermediate Municipal Bond ETF and Grail McDonnell Core Taxable Bond ETF are discussed in a separate prospectus and statement of additional information, each dated February 28, 2011.  As of the date of this statement of additional information the Trust has formed additional senes, but they have not been opened for investment. Each of the ETFs, with the exception of RP Focused Large Cap Growth ETF, is a diversified, actively managed exchange-traded fund.  RP Focused Large Cap Growth ETF is a non-diversified, actively-managed exchange-traded fund.  Other ETFs may be added to the Trust in the future.  The offering of the Shares is registered under the 1933 Act.

The ETF offers and issues Shares at NAV only in aggregations of a specified number of Shares, generally in exchange for a basket of securities, together with the deposit of a specified cash payment, or for an all cash payment.  Shares of the ETF are listed and traded on the Exchange.  Shares will trade on the Exchange at market prices that may be below, at, or above NAV.

Unlike mutual funds, Shares are not individually redeemable securities.  Rather, the ETF issues and redeems Shares on a continuous basis at NAV, only in Creation Units of 50,000 Shares.  In the event of the liquidation of the ETF, the Trust may lower the number of Shares in a Creation Unit.

In the instance of creations and redemptions, Transaction Fees may be imposed.  Such fees are limited in accordance with requirements of the SEC applicable to management investment companies offering redeemable securities.  Some of the information contained in this SAI and the Prospectus — such as information about purchasing and redeeming Shares from the ETF and Transaction Fees — is not relevant to most retail investors.

Once created, Shares generally trade in the secondary market, at market prices that change throughout the day, in amounts less than a Creation Unit.  Investors purchasing Shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges.

Unlike index-based ETFs, the ETF is “actively managed” and does not seek to replicate the performance of a specified index.

EXCHANGE LISTING AND TRADING

Shares of the ETF are listed and traded on the Exchange.  Shares trade on the Exchange or in secondary markets at prices that may differ from their NAV or IIV, including because such prices may be affected by market forces (such as supply and demand for Shares).  As is the case of other securities traded on an exchange, when you buy or sell Shares on the Exchange or in the secondary markets your broker will normally charge you a commission or other transaction charges.  Further, the Trust reserves the right to adjust the price of Shares in the future to maintain convenient trading ranges for investors (namely, to maintain a price per Share that is attractive to investors) by share splits or reverse share splits, which would have no effect on the NAV.

There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of the ETF will continue to be met.  The Exchange may, but is not required to, remove the Shares of the ETF from listing if: (i) following the initial 12-month period beginning at the commencement of trading of the ETF, there are fewer than 50 beneficial owners of the Shares of the ETF for 30 or more consecutive trading days, or (ii) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable.  The Exchange will remove the Shares of the ETF from listing and trading upon termination of the ETF.

The ETF is not sponsored, endorsed, sold or promoted by the Exchange.  The Exchange makes no representation or warranty, express or implied, to the owners of Shares of the ETF or any member of the public regarding the advisability of investing in securities generally or in the ETF particularly or the ability of the ETF to achieve its objectives.  The Exchange has no obligation or liability in connection with the administration, marketing or trading of the ETF.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted a policy regarding the disclosure of information about the ETF’s portfolio securities.  Under the policy, portfolio holdings of the ETF, which will form the basis for the calculation of NAV on a Business Day, are publicly disseminated prior to the opening of trading on the Exchange that Business Day through financial reporting and news services, including the website www.grailadvisors.com.  In addition, each Business Day a portfolio composition file, which displays the In-Kind Creation Basket and Cash Component, is publicly disseminated prior to the opening of the Exchange via the NSCC.

INTRADAY INDICATIVE VALUE

The IIV is an approximate per-Share value of the ETF’s portfolio holdings, which is disseminated every fifteen seconds throughout the trading day by the Exchange, or by other information providers.  The IIV is based on the current market value of the ETF’s Fund Deposit.  The IIV does not necessarily reflect the precise composition of the current portfolio of securities held by the ETF at a particular point in time.  The IIV should not be viewed as a “real-time” update of the NAV of the ETF because the approximate value may not be calculated in the same manner as the NAV.  The quotations for certain investments may not be updated during U.S. trading hours if such holdings do not trade in the U.S., except such quotations may be updated to reflect currency fluctuations.  The ETF is not involved in, or responsible for, the calculation or dissemination of the IIV and makes no warranty as to the accuracy of the IIV.

INVESTMENT POLICIES AND RESTRICTIONS

Pursuant to the investment policies enumerated in this section, which may be changed with respect to the ETF only by a vote of the holders of a majority of the ETF’s outstanding voting securities, the ETF may not:

1.  Purchase or sell real estate limited partnership interests, provided, however, that the ETF may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein when consistent with the other policies and limitations described in the Prospectus.

2.  Invest in physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the ETF from purchasing or selling foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other similar financial instruments).

3.  Engage in the business of underwriting securities issued by others, except to the extent that, in connection with the disposition of securities, the ETF may be deemed an underwriter under federal securities law.

4.  Lend any security or make any other loan except: (i) as otherwise permitted under the Investment Company Act, (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff, (iii) through the purchase of debt securities in accordance with the ETF’s investment objective, policies and limitations, or (iv) by engaging in repurchase agreements with respect to portfolio securities.

5.  Issue any senior security except as otherwise permitted: (i) under the Investment Company Act or (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff.

6.  Borrow money, except as otherwise permitted under the Investment Company Act or pursuant to a rule, order or interpretation issued by the SEC or its staff, including: (i) as a temporary measure, (ii) by entering into reverse repurchase agreements, and (iii) by lending portfolio securities as collateral.  For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other similar financial instruments shall not constitute borrowing.

7.  Regarding diversification, invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than obligations issued by the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of the ETF’s total assets.

8.  Regarding concentration, invest more than 25% of its total assets in the securities of companies primarily engaged in any one industry or group of industries provided that: (i) this limitation does not apply to obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities; and (ii) municipalities and their agencies and authorities are not deemed to be industries.

The following non-fundamental investment restrictions apply to the ETF and may be changed with respect to the ETF by a vote of a majority of the Board.

The ETF may:

1.  Invest more than 15% of its net assets in illiquid securities, including time deposits and repurchase agreements that mature in more than seven days; or

2.  Purchase securities on margin or effect short sales, except that the ETF may obtain such short term credits as may be necessary for the clearance of purchases or sales of securities.

If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the ETF’s investments will not constitute a violation of such limitation.  Thus, the ETF may continue to hold a security even though it causes the ETF to exceed a percentage limitation because of fluctuation in the value of the ETF’s assets, except that any borrowing by the ETF that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the Investment Company Act or the relevant rules, regulations or interpretations thereunder.  For purposes of determining concentration in the securities of companies primarily engaged in any one industry or group of industries, the ETF intends to use the classifications provided by the Global Industry Classification Standard.

INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RISKS

The investment objective and principal strategies of, and risks of investing in, the ETF are described in the Prospectus.  Unless otherwise indicated in the Prospectus or this SAI, the investment objective and policies of the ETF may be changed without shareholder approval.

In addition to the investment strategies described in the Prospectus, the ETF may invest up to 20% of its total assets in debt securities that are investment grade at the time of purchase, including obligations of the U.S. Government, its agencies and instrumentalities, corporate debt securities, mortgage-backed securities, asset-backed securities, master-demand notes, Yankee dollar and Eurodollar bank certificates of deposit, time deposits, bankers’ acceptances, commercial paper and other notes, inflation-indexed securities, and other debt securities.  Investment grade securities include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two nationally recognized statistical rating organizations (“Rating Organizations”) rating that security, such as Standard & Poor’s Ratings Services (“Standard & Poor’s”) or

Moody’s Investors Service, Inc. (“Moody’s”), or rated in one of the four highest rating categories by one Rating Organization if it is the only Rating Organization rating that security or unrated, if deemed to be of comparable quality by ABA or the applicable investment sub-adviser and traded publicly on the world market.  Obligations rated in the fourth highest rating category are limited to 25% of the ETF’s debt allocations.  The ETF, at the discretion of ABA or the applicable investment sub-adviser, may retain a debt security that has been downgraded below the initial investment criteria.

The ETF may also engage in the following investment strategies or techniques (except where indicated otherwise).

Securities Lending

The ETF may make secured loans of its portfolio securities, however, securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by the ETF exceeds 33 1/3% of its total assets (including the market value of collateral received).  For purposes of complying with the ETF’s investment policies and restrictions, collateral received in connection with securities loans is deemed an asset of the ETF to the extent required by law.  The ETF continues to receive dividends or interest, as applicable, on the securities loaned and simultaneously earns either interest on the investment of the cash collateral or fee income if the loan is otherwise collateralized.

To the extent the ETF engages in securities lending, securities loans will be made to broker-dealers that ABA believes to be of relatively high credit standing pursuant to agreements requiring that the loans continuously be collateralized by cash, liquid securities, or shares of other investment companies with a value at least equal to the market value of the loaned securities.  As with other extensions of credit, the ETF bears the risk of delay in the recovery of the securities and of loss of rights in the collateral should the borrower fail financially.  The ETF also bears the risk that the value of investments made with collateral may decline.

Voting rights or rights to consent with respect to the loaned securities pass to the borrower.  The ETF has the right to call loans at any time on reasonable notice.  However, the ETF bears the risk of delay in the return of the security, impairing the ETF’s ability to vote on such matters.  ABA will retain lending agents on behalf of the ETF that are compensated based on a percentage of the ETF’s return on its securities lending.  The ETF may also pay various fees in connection with securities loans, including shipping fees and custodian fees.

Dollar Rolls and When Issued or Forward Commitment Securities

The purchase or sale of when-issued securities enables an investor to hedge against anticipated changes in interest rates and prices by locking in an attractive price or yield.  The price of when-issued securities is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the when-issued securities takes place at a later date, normally one to two months after the date of purchase.  During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser.  Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.  A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction.  Dollar rolls are a type of forward commitment transaction.  Purchases and sales of securities on a forward commitment basis involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction.  As with when-issued securities, these transactions involve certain risks, but they also enable an investor to hedge against anticipated changes in interest rates and prices.  Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued.  When purchasing securities on a when-issued or forward commitment basis, a segregated account of liquid assets at least equal to the value of purchase commitments for such securities will be maintained until the settlement date.

Depository Receipts

The ETF may invest in American Depositary Receipts (ADRs), Global Depository Receipts (GDRs), and European Depository Receipts (EDRs) (collectively, “Depository Receipts”).  Depository Receipts generally evidence an ownership interest in a foreign security on deposit with a financial institution.  Transactions in Depository Receipts usually do not settle in the same currency in which the underlying foreign securities are denominated or traded.  Generally, ADRs are designed for use in the U.S. securities markets and EDRs are designed for use in European securities markets.  GDRs may be traded in any public or private securities market and may represent securities held by institutions located anywhere in the world.

Convertible Securities

A convertible security is a security (a bond or preferred stock) that may be converted at a stated price within a specified period into a specified number of shares of common stock of the same or a different issuer.  Convertible securities are senior to common stock in a corporation’s capital structure, but are usually subordinated to senior debt obligations of the issuer.  Convertible securities provide holders, through their conversion feature, an opportunity to participate in increases in the market price of their underlying securities.  The price of a convertible security is influenced by the market price of the underlying security, and tends to increase as the market price rises and decrease as the market price declines.  Convertible securities are generally regarded as a form of equity security.

Preferred Stocks

Preferred stocks include convertible and non-convertible preferred and preference stocks that are senior to common stock.  Preferred stocks are equity securities that are senior to common stock with respect to the right to receive dividends and a fixed share of the proceeds resulting from the issuer’s liquidation.  Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of the issuer’s common stock, and thus represent an ownership interest in the issuer.  Depending on the features of the particular security, holders of preferred stock may bear the risks disclosed in the Prospectus or this SAI regarding equity or fixed income securities.

Warrants and Rights

The ETF may purchase or otherwise receive warrants or rights.  Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price.  The ETF typically uses warrants and rights in a manner similar to their use of options on securities, as described in “Options and Futures” below.  Risks associated with the use of warrants and rights are generally similar to risks associated with the use of options.  Unlike most options, however, warrants and rights are issued in specific amounts, and warrants generally have longer terms than options.  Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency.  In addition, the terms of warrants or rights may limit the ETF’s ability to exercise the warrants or rights at such time, or in such quantities, as the ETF would otherwise wish.

Options and Futures

Although not currently anticipated, the ETF may use options and futures for various purposes, including for hedging and investment purposes.  The use of options contracts, futures contracts, and options on futures contracts involves risk.  Thus, while the ETF may benefit from the use of options, futures, and options on futures, unanticipated changes in interest rates, securities prices, currency exchange rates, or other underlying assets or reference rates may adversely affect the ETF’s performance.

The ETFs’ ability to write and purchase call and put options is limited by the requirements for qualifying as a regulated investment company under the Code.

Options on Securities and Indices.

The ETF may purchase and sell put and call options on equity, fixed income, or other securities or indices in standardized exchanged-traded contracts.  An option on a security or index is a contract that gives the holder of the option, in return for a premium, the right (but not the obligation) to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index underlying the option) at a specified price.  Upon exercise, the writer of an option on a security has the obligation to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security.  Upon exercise, the writer of an option on an index is required to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option.

Purchasing Options on Securities and Indices.  Among other reasons, the ETF may purchase a put option to hedge against a decline in the value of a portfolio security.  If such a decline occurs, the put option will permit the ETF to sell the security at the higher exercise price or to close out the option at a profit.  By using put options in this manner, the ETF will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by its transaction costs.  In order for a put option purchased by the ETF to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium paid by the ETF and transaction costs.

Among other reasons, the ETF may purchase call options to hedge against an increase in the price of securities the ETF anticipates purchasing in the future.  If such a price increase occurs, a call option will permit the ETF to purchase the securities at the exercise price or to close out the option at a profit.  The premium paid for the call option, plus any transaction costs, will reduce the benefit, if any, that the ETF realizes upon exercise of the option and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the ETF.  Thus, for a call option purchased by the ETF to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium paid by the ETF to the writer and transaction costs.

In the case of both call and put options, the purchaser of an option risks losing the premium paid for the option plus related transaction costs if the option expires worthless.

Writing Options on Securities and Indices.  Because the ETF receives a premium for writing a put or call option, the ETF may seek to increase its return by writing call or put options on securities or indices.  The premium the ETF receives for writing an option will increase the ETF’s return in the event the option expires unexercised or is closed out at a profit.  The size of the premium the ETF receives reflects, among other things, the relationship of the market price and volatility of the underlying security or index to the exercise price of the option, the remaining term of the option, supply and demand, and interest rates.

The ETF may write a call option on a security or other instrument held by the ETF.  In such case the ETF limits its opportunity to profit from an increase in the market price of the underlying security above the exercise price of the option.  Alternatively, the ETF may write a call option on securities in which it may invest but that are not currently held by the ETF.  During periods of declining securities prices or when prices are stable, writing these types of call options can be a profitable strategy to increase the ETF’s income with minimal capital risk.  However, when securities prices increase, an ETF is exposed to an increased risk of loss, because if the price of the underlying security or instrument exceeds the option’s exercise price, the ETF will suffer a loss equal to the amount by which the market price exceeds the exercise price at the time the call option is exercised, minus the premium received.  Calls written on securities that the ETF does not own are riskier than calls written on securities owned by the ETF because there is no underlying security held by the ETF that can act as a partial hedge.  When such a call is exercised, the ETF must purchase the underlying security to meet its call obligation or make a payment equal to the value of its obligation in order to close out the option.  Calls written on securities that an ETF does not own have speculative characteristics and the potential for loss is unlimited.  There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase.

The ETF also may write a put option on a security.  In so doing, the ETF assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market price, resulting in a loss on exercise equal to the amount by which the market price of the security is below the exercise price minus the premium received.

OTC Options.  The ETF may also invest in over-the-counter (“OTC”) options.  OTC options differ from exchange-traded options in that they are two-party contracts, with price and other terms negotiated between the buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

Closing Options Transactions.  The holder of an option may terminate its position in a put or call option it has purchased by allowing it to expire or by exercising the option.  If an option is American style, it may be exercised on any day up to its expiration date.  In contrast, a European style option may be exercised only on its expiration date.  In addition, a holder of an option may terminate its obligation prior to the option’s expiration by effecting an offsetting closing transaction.  In the case of exchange-traded options, the ETF, as a holder of an option, may effect an offsetting closing sale transaction by selling an option of the same series as the option previously purchased.  The ETF realizes a loss from a closing sale transaction if the premium received from the sale of the option is less than the premium paid to purchase the option (plus transaction costs).  Similarly, the ETF that has written an option may effect an offsetting closing purchase transaction by buying an option of the same series as the option previously written.  The ETF realizes a loss from a closing purchase transaction if the cost of the closing purchase transaction (option premium plus transaction costs) is greater than the premium received from writing the option.  If the ETF desires to sell a security on which it has written a call option, it will effect a closing purchase prior to or concurrently with the sale of the security.  There can be no assurance, however, that a closing purchase or sale can be effected when the ETF desires to do so.

An OTC option may be closed out only with the counterparty, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the option with the counterparty.

No guarantee exists that the ETF will be able to effect a closing purchase or a closing sale with respect to a specific option at any particular time.

Risk Factors in Options Transactions.  There are various risks associated with transactions in exchange-traded and OTC options.  The value of options written by the ETF, which will be priced daily, will be affected by, among other factors, changes in the value of underlying securities (including those comprising an index), changes in the dividend rates of underlying securities (including those comprising an index), changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities, and the remaining time to an option’s expiration.  The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid.  In addition, since an American style option allows the holder to exercise its rights any time prior to expiration of the option, the writer of an American style option has no control over the time when it may be required to fulfill its obligations as a writer of the option.  This risk is not present when writing a European style option since the holder may only exercise the option on its expiration date.

The ETF’s ability to use options as part of its investment program depends on the liquidity of the markets in those instruments.  In addition, there can be no assurance that a liquid market will exist when the ETF seeks to close out an option position.  If the ETF were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.  If the ETF were unable to close out a call option that it had written on a portfolio security owned by the ETF, it would not be able to sell the underlying security unless the option expired without exercise.  As the writer of a call option on a portfolio security, during the option’s life, the ETF foregoes the opportunity to profit from increases in the market value of the security underlying the call option above the sum of the premium and the strike price of the call, but retains the risk of loss (net of premiums received) should the price of the underlying security decline.  Similarly, as the writer of a call option on a securities index, the ETF foregoes the opportunity to profit from increases in the index over the strike price of the option, though it retains the risk of loss (net of premiums received) should the price of the ETF’s portfolio securities decline.

An exchange-traded option may be closed out by means of an offsetting transaction only on a national securities exchange, which generally provides a liquid secondary market for an option of the same series.  If a liquid secondary market for an exchange-traded option does not exist, the ETF might not be able to effect an offsetting closing transaction for a particular option as described above.  Reasons for the absence of a liquid secondary market on a national securities exchange include the following: (i) insufficient trading interest in some options; (ii) restrictions by a national securities exchange on opening or closing transactions, or both; (iii) trading halts, suspensions, or other restrictions on particular classes or series of options or underlying securities; (iv) unusual or unforeseen interruptions in normal operations on a national securities exchange; (v) inability to handle current trading volume; or (vi) discontinuance of options trading (or trading in a particular class or series of options) (although outstanding options on a national securities exchange that were issued by the Options Clearing Corporation should continue to be exercisable in accordance with their terms).  In addition, the hours of trading for options on a national securities exchange may not conform to the hours during which the securities held by the ETF are traded.  To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that may not be reflected in the options markets.

National securities exchanges have established limits on the maximum number of options an investor or group of investors acting in concert may write.  The ETF, the Manager, ABA, an investment sub-adviser and other clients of the investment sub-adviser may constitute such a group.  These limits restrict the ETF’s ability to purchase or sell options on a particular security.

An OTC option may be closed out only with the counterparty, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the option with the counterparty.  See “Swap Contracts and Other Two-Party Contracts — Risk Factors in Swap Contracts, OTC Options, and Other Two-Party Contracts” for a discussion of counterparty risk and other risks associated with investing in OTC options below.

The ETF’s ability to engage in options transactions may be limited by tax considerations.

Futures.  To the extent consistent with applicable law, the ETF may invest in futures contracts on, among other things, financial instruments (such as a U.S. government security or other fixed income security), individual equity securities (“single stock futures”), securities indices, interest rates, currencies, inflation indices, and commodities or commodities indices.  Futures contracts on securities indices are referred to herein as “Index Futures.”

Certain futures contracts are physically settled (i.e., involve the making and taking of delivery of a specified amount of an underlying security or other asset).  For instance, the sale of futures contracts on foreign currencies or financial instruments creates an obligation of the seller to deliver a specified quantity of an underlying foreign currency or financial instrument called for in the contract for a stated price at a specified time.  Conversely, the purchase of such futures contracts creates an obligation of the purchaser to pay for and take delivery of the underlying foreign currency or financial instrument called for in the contract for a stated price at a specified time.  In some cases, the specific instruments delivered or taken, respectively, on the settlement date are not determined until on or near that date.  That determination is made in accordance with the rules of the exchange on which the sale or purchase was made.  Some futures contracts are cash settled (rather than physically settled), which means that the purchase price is subtracted from the current market value of the instrument and the net amount, if positive, is paid to the purchaser by the seller of the futures contract and, if negative, is paid by the purchaser to the seller of the futures contract.  In particular, Index Futures are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of a securities index at the close of the last trading day of the contract and the price at which the index contract was originally written.  Although the value of a securities index might be a function of the value of certain specified securities, no physical delivery of these securities is made.

The purchase or sale of a futures contract differs from the purchase or sale of a security or option in that no price or premium is paid or received.  Instead, an amount of cash, U.S. government securities, or other liquid assets equal in value to a percentage of the face amount of the futures contract must be deposited with the broker.  This amount is known as initial margin.  The amount of the initial margin is generally set by the market on which the contract is traded (margin requirements on foreign exchanges may be different than those on U.S. exchanges).  Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.”  For futures contracts which are cash settled, the ETF may designate or segregate liquid assets in an amount equal to the ETF’s daily marked-to-market value of such contract.  Prior to the settlement date of the futures contract, the position may be closed by taking an opposite position.  A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain.  In addition, a commission is paid to the broker on each completed purchase and sale.  Although some futures contracts call for making or taking delivery of the underlying securities, currencies, commodities or other underlying instrument, in most cases, futures contracts are closed before the settlement date without the making or taking of delivery by offsetting purchases or sales of matching futures contracts (i.e., with the same exchange, underlying financial instrument, currency, commodity, or index, and delivery month).  If the price of the initial sale exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain.  Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss.  Similarly, a purchase of a futures contract is closed out by selling a corresponding futures contract.  If the offsetting sale price exceeds the original purchase price, the purchaser realizes a gain, and, if the original purchase price exceeds the offsetting sale price, the purchaser realizes a loss.  Any transaction costs must also be included in these calculations.  In the U.S., futures contracts are traded only on commodity exchanges or boards of trade — known as “contract markets” — approved by the CFTC, and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant market.

Index Futures.  The ETF’s purchase and sale of Index Futures is limited to contracts and exchanges approved by the CFTC.  The ETF may close open positions on an exchange on which Index Futures are traded at any time up to and including the expiration day.  In general, all positions that remain open at the close of business on that day must be settled on the next business day (based on the value of the relevant index on the expiration day).  Additional or different margin requirements as well as settlement procedures may apply to foreign stock Index Futures.

Interest Rate Futures.  The ETF may engage in transactions involving the use of futures on interest rates.  These transactions may be in connection with investments in U.S. government securities and other fixed income securities.

Options on Futures Contracts.  Options on futures contracts give the purchaser the right in return for the premium paid to assume a long position (in the case of a call option) or a short position (in the case of a put option) in a futures contract at the option exercise price at any time during the period of the option (in the case of an American style option) or on the expiration date (in the case of European style option).  Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position.  In the case of a put option, the holder acquires a short position and the writer is assigned the opposite long position in the futures contract.  Accordingly, in the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of initial and variation margin deposits.

The ETF may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts.  For example, to hedge against a possible decrease in the value of its portfolio securities, the ETF may purchase put options or write call options on futures contracts rather than selling futures contracts.  Similarly, the ETF may hedge against a possible increase in the price of securities the ETF expects to purchase by purchasing call options or writing put options on futures contracts rather than purchasing futures contracts.  Options on futures contracts generally operate in the same manner as options purchased or written directly on the underlying investments.

The ETF is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it.  Such margin deposits may vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the ETF.

A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same type (i.e., the same exercise price and expiration date) as the option previously purchased or sold.  The difference between the premiums paid and received represents the ETF’s profit or loss on the transaction.

Risk Factors in Futures and Futures Options Transactions.  Investment in futures contracts involves risk.  A purchase or sale of futures contracts may result in losses in excess of the amount invested in the futures contract.  If a futures contract is used for hedging, an imperfect correlation between movements in the price of the futures contract and the price of the security, currency, or other investment being hedged creates risk.  Correlation is higher when the investment being hedged underlies the futures contract.  Correlation is lower when the investment being hedged is different than the instrument underlying the futures contract, such as when a futures contract on an index of securities or commodities is used to hedge a single security or commodity, a futures contract on one security (e.g., U.S. Treasury bonds) or commodity (e.g., gold) is used to hedge a different security (e.g., a mortgage-backed security) or commodity (e.g., copper), or when a futures contract in one currency is used to hedge a security denominated in another currency.  In the event of an imperfect correlation between a futures position and the portfolio position (or anticipated position) intended to be protected, the ETF may realize a loss on the futures contract and/or on the portfolio position intended to be protected.  The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches.  To compensate for imperfect correlations, the ETF may purchase or sell futures contracts in a greater amount than the hedged investments if the volatility of the price of the hedged investments is historically greater than the volatility of the futures contracts.  Conversely, the ETF may purchase or sell fewer futures contracts if the volatility of the price of the hedged investments is historically less than that of the futures contract.

In the case of Index Futures and commodity futures on commodity indices, changes in the price of those futures contracts may not correlate perfectly with price movements in the relevant index due to market distortions.  First, all participants in the futures market are subject to margin deposit and maintenance requirements.  Rather than meeting margin calls, investors may close futures contracts through offsetting transactions which could distort normal correlations.  Second, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, resulting in more speculators who may cause temporary price distortions.  Third, trading hours for foreign stock Index Futures may not correspond perfectly to the trading hours of the foreign exchange to which a particular foreign stock Index Future relates.  As a result, the lack of continuous arbitrage may cause a disparity between the price of foreign stock Index Futures and the value of the relevant index.

The ETF also may purchase futures contracts (or options on them) as an anticipatory hedge against a possible increase in the price of a currency in which securities the ETF anticipates purchasing is denominated.  In such instances, the currency may instead decline.  If the ETF does not then invest in those securities, the ETF may realize a loss on the futures contract that is not offset by a reduction in the price of the securities purchased.

The ETF’s ability to engage in the futures and options on futures strategies described above depends on the liquidity of the markets in those instruments.  Trading interest in various types of futures and options on futures cannot be predicted.  Therefore, no assurance can be given that the ETF will be able to utilize these instruments effectively.  In addition, there can be no assurance that a liquid market will exist at a time when the ETF seeks to close out a futures or option on a futures contract position, and the ETF would remain obligated to meet margin requirements until the position is closed.  The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges to limit the amount of fluctuation in a futures contract price during a single trading day.  Once the daily limit has been reached, no trades of the contract may be entered at a price beyond the limit, thus preventing the liquidation of open futures positions.  In the past, prices have exceeded the daily limit on several consecutive trading days.  Short positions in Index Futures or commodity futures on commodities indices may be closed out only by purchasing a futures contract on the exchange on which the Index Futures or commodity futures, as applicable, are traded.

The successful use of futures contracts and related options for hedging and risk management also depends on the ability of the investment sub-adviser to forecast correctly the direction and extent of movements in exchange rates, interest rates, and securities or commodity prices within a given time frame.  For example, to the extent the ETF invests in fixed income securities and interest rates remain stable (or move in a direction opposite to that anticipated) during the period a futures contract or related option on those securities is held by the ETF, the ETF would realize a loss on the futures contract that is not offset by an increase in the value of its portfolio securities.  As a result, the ETF’s total return would be less than if it had not used the futures.

As discussed above, the ETF that purchases or sells a futures contract is only required to deposit initial and variation margin as required by relevant CFTC regulations and the rules of the contract market.  Because the purchase of a futures contract obligates the ETF to purchase the underlying security or other instrument at a set price on a future date, the ETF’s net asset value will fluctuate with the value of the security or other instrument as if it were already in the ETF’s portfolio.  Futures transactions have the effect of investment leverage to the extent the ETF does not maintain liquid assets equal to the face amount of the contract.  If the ETF combines short and long positions, in addition to possible declines in the values of its investment securities, the ETF will incur losses if the index underlying the long futures position underperforms the index underlying the short futures position.  The ETF’s ability to engage in futures and options on futures transactions also may be limited by tax considerations.

Additional Risks Associated with Commodity Futures Transactions.  Several additional risks are associated with transactions in commodity futures contracts.

Storage Costs.  The price of a commodity futures contract reflects the storage costs of purchasing the underlying commodity, including the time value of money invested in the commodity.  To the extent that the storage costs change, the value of the futures contracts may change correspondingly.

Reinvestment Risk.  In the commodity futures markets, producers of an underlying commodity may sell futures contracts to lock in the price of the commodity at delivery.  To induce speculators to purchase the other side (the long side) of the contract, the commodity producer generally must sell the contract at a lower price than the expected futures spot price.  Conversely, if most purchasers of the underlying commodity purchase futures contracts to hedge against a rise in commodity prices, then speculators will only sell the contract at a higher price than the expected future spot price of the commodity.  The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected futures spot price.  As a result, when an investment sub-adviser reinvests the proceeds from a maturing contract, it may purchase a new futures contract at a higher or lower price than the expected futures spot prices of the maturing contract or choose to pursue other investments.

Additional Risks of Options on Securities, Futures Contracts, and Options on Futures Contracts Traded on Foreign Exchanges.  Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges.  Such transactions may not be regulated as effectively as similar transactions in the U.S. (which are regulated by the CFTC) and may be subject to greater risks than trading on domestic exchanges.  For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract.  The lack of a common clearing facility creates counterparty risk.  If a counterparty defaults, the ETF normally will have contractual remedies against that counterparty, but may be unsuccessful in enforcing those remedies.  When seeking to enforce a contractual remedy, the ETF also is subject to the risk that the parties may interpret contractual terms (e.g., the definition of default) differently.  If a dispute occurs, the cost and unpredictability of the legal proceedings required for the ETF to enforce its contractual rights may lead the ETF to decide not to pursue its claims against the counterparty.  The ETF thus assumes the risk that it may be unable to obtain payments owed to it under foreign futures contracts or that those payments may be delayed or made only after the ETF has incurred the costs of litigation.  In addition, unless the ETF hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the ETF might realize in trading could be offset (or worse) by adverse changes in the exchange rate. ).

Swap Contracts and Other Two-Party Contracts

The ETF may use swap contracts (or “swaps”) and other two-party contracts for the same or similar purposes as options and futures.

Swap Contracts.  The ETF may directly or indirectly use various different types of swaps, such as swaps on securities and securities indices, interest rate swaps, currency swaps, credit default swaps, commodity swaps, inflation swaps, and other types of available swap agreements, depending on the ETF’s investment objective and policies.  Swap contracts are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to a number of years.  Under a typical swap, one party may agree to pay a fixed rate or a floating rate determined by reference to a specified instrument, rate, or index, multiplied in each case by a specified amount (“notional amount”), while the other party agrees to pay an amount equal to a different floating rate multiplied by the same notional amount.  On each payment date, the parties’ obligations are netted, with only the net amount paid by one party to the other.

Swap contracts are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors.  Swap contracts may be entered into for hedging or non-hedging purposes and therefore may increase or decrease the ETF’s exposure to the underlying instrument, rate, asset or index.  Swaps can take many different forms and are known by a variety of names.  The ETF is not limited to any particular form or variety of swap agreement if the investment sub-adviser determines it is consistent with the ETF’s investment objective and policies.

For example, the parties to a swap contract may agree to exchange returns calculated on a notional amount of a security, basket of securities, or securities index (e.g., S&P 500 Index).  The ETF may use such swaps to gain investment exposure to the underlying security or securities where direct ownership is either not legally possible or is economically unattractive.  To the extent the total return of the security, basket of securities, or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the ETF will receive a payment from or make a payment to the counterparty, respectively.  In addition, the ETF may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the ETF.  In such an instance, the ETF may agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty pay a floating rate multiplied by the same notional amount.  If interest rates rise, resulting in a diminution in the value of the ETF’s portfolio, the ETF would receive payments under the swap that would offset, in whole or in part, such diminution in value.  The ETF may also enter into swaps to modify its exposure to particular currencies using currency swaps.  For instance, the ETF may enter into a currency swap between the U.S. dollar and the Japanese Yen in order to increase or decrease its exposure to each such currency.

The ETF may use inflation swaps, which involve commitments to pay a regular stream of inflation indexed cash payments in exchange for receiving a stream of nominal interest payments (or vice versa), where both payment streams are based on a notional amount.  The nominal interest payments may be based on either a fixed interest rate or variable interest rate, such as LIBOR.  Inflation swaps may be used to hedge the inflation risk in nominal bonds (i.e., non-inflation indexed bonds), thereby creating synthetic inflation indexed bonds, or combined with U.S. Treasury futures contracts to create synthetic inflation indexed bonds issued by the U.S. Treasury.  See “Indexed Securities — Inflation Indexed Bonds” below.

In addition, the ETF may directly or indirectly use credit default swaps to take an active long or short position with respect to the likelihood of default by corporate (including asset-backed security) or sovereign issuers.  In a credit default swap, one party pays, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return in the event of default (or similar events) by one or more third parties on their obligations.  For example, in purchasing a credit default swap, the ETF may pay a premium in return for the right to put specified bonds or loans to the counterparty, such as a U.S. or foreign issuer or basket of such issuers, upon issuer default (or similar events) at their par (or other agreed-upon) value.  The ETF, as the purchaser in a credit default swap, bears the risk that the investment might expire worthless.  It also would be subject to counterparty risk — the risk that the counterparty may fail to satisfy its payment obligations to the ETF in the event of a default (or similar event) (see “Risk Factors in Swap Contracts, OTC Options, and Other Two-Party Contracts” below).  In addition, as a purchaser in a credit default swap, the ETF’s investment would only generate income in the event of an actual default (or similar event) by the issuer of the underlying obligation.

The ETF also may use credit default swaps for investment purposes by selling a credit default swap, in which case the ETF will receive a premium from its counterparty in return for the ETF’s taking on the obligation to pay the par (or other agreed-upon) value to the counterparty upon issuer default (or similar events).  As the seller in a credit default swap, the ETF effectively adds economic leverage to its portfolio because, in addition to its total net assets, the ETF is subject to investment exposure on the notional amount of the swap.  If no event of default (or similar event) occurs, the ETF would keep the premium received from the counterparty and would have no payment obligations.

Contracts for Differences.  Contracts for differences are swap arrangements in which the parties agree that their return (or loss) will be based on the relative performance of two different groups or baskets of securities.  Often, one or both baskets will be an established securities index.  The ETF’s return will be based on changes in value of theoretical long futures positions in the securities comprising one basket (with an aggregate face value equal to the notional amount of the contract for differences) and theoretical short futures positions in the securities comprising the other basket.  The ETF also may use actual long and short futures positions and achieve similar market exposure by netting the payment obligations of the two contracts.  The ETF will only enter into contracts for differences (and analogous futures positions) when an investment sub-adviser believes that the basket of securities constituting the long position will outperform the basket constituting the short position.  If the short basket outperforms the long basket, the ETF will realize a loss — even in circumstances when the securities in both the long and short baskets appreciate in value.

Interest Rate Caps, Floors, and Collars.  The ETF may use interest rate caps, floors, and collars for the same or similar purposes as they use interest rate futures contracts and related options and, as a result, will be subject to similar risks.  See “Options and Futures — Risk Factors in Options Transactions” and “— Risk Factors in Futures and Futures Options Transactions” above.  Like interest rate swap contracts, interest rate caps, floors, and collars are two-party agreements in which the parties agree to pay or receive interest on a notional principal amount.  The purchaser of an interest rate cap receives interest payments from the seller to the extent that the return on a specified index exceeds a specified interest rate.  The purchaser of an interest rate floor receives interest payments from the seller to the extent that the return on a specified index falls below a specified interest rate.  The purchaser of an interest rate collar receives interest payments from the seller to the extent that the return on a specified index falls outside the range of two specified interest rates.

Swaptions.  An option on a swap agreement, also called a “swaption,” is an OTC option that gives the buyer the right, but not the obligation, to enter into a swap on a specified future date in exchange for paying a market-based premium.  A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index (such as a call option on a bond).  A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index (such as a put option on a bond).  Swaptions also include options that allow one of the counterparties to terminate or extend an existing swap.

Risk Factors in Swap Contracts, OTC Options, and Other Two-Party Contracts.  The most significant factor in the performance of swaps, contracts for differences, caps, floors, and collars is the change in the value of the underlying price, rate, or index level that determines the amount of payments to be made under the arrangement.  If an investment sub-adviser is incorrect in its forecasts of such factors, the investment performance of the ETF would be less than what it would have been if these investment techniques had not been used.  If a swap or other two-party contract calls for payments by the ETF, the ETF must be prepared to make such payments when due.

In addition, the ETF may only close out a swap, contract for differences, cap, floor, collar, or OTC option (including swaption) with its particular counterparty, and may only transfer a position with the consent of that counterparty.  If the counterparty defaults, the ETF will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the ETF will succeed in enforcing its rights.  For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, the ETF is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the ETF when the ETF seeks to enforce its contractual rights.  The cost and unpredictability of the legal proceedings required for the ETF to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty.  The ETF, therefore, assumes the risk that it may be unable to obtain payments owed to it under an OTC derivatives contract or that those payments may be delayed or made only after the ETF has incurred the costs of litigation.

The investment sub-adviser monitors the creditworthiness of OTC derivatives counterparties.  Typically, the ETF will enter into these transactions only with counterparties that, at the time they enter into a transaction, have long-term debt ratings of A or higher by S&P or Moody’s (or, if unrated, have comparable credit ratings as determined by the investment sub-adviser).  Short-term derivatives may be entered into with counterparties that do not have long-term debt ratings if they have short-term debt ratings of A-1 by S&P and/or a comparable rating by Moody’s.  The credit rating of a counterparty may be adversely affected by larger-than-average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital.

Additional Regulatory Limitations on the Use of Futures and Related Options, Interest Rate Floors, Caps and Collars, Certain Types of Swap Contracts and Related Instruments.  The ETF has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act and, therefore, are not subject to registration or regulation as a pool operator under that Act.

Repurchase Agreements

The ETF may enter into repurchase agreements with banks and broker-dealers.  A repurchase agreement is an agreement under which securities are acquired by the ETF from a securities dealer or bank subject to resale at an agreed upon price on a later date.  The acquiring ETF bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the ETF is delayed or prevented from exercising its rights to dispose of the collateral securities.  Such a default may subject the ETF to expenses, delays, and risks of loss including: (i) possible declines in the value of the underlying security while the ETF seeks to enforce its rights, (ii) possible reduced levels of income and lack of access to income during this period, and (iii) the inability to enforce its rights and the expenses involved in attempted enforcement.  However, ABA or the investment sub-advisers, as applicable, attempt to minimize this risk by entering into repurchase agreements only with financial institutions that are deemed to be of good financial standing.

Debt and Other Fixed Income Securities Generally

Debt and other fixed income securities include fixed and floating rate securities of any maturity.  Fixed rate securities pay a specified rate of interest or dividends.  Floating rate securities pay a rate that is adjusted periodically by reference to a specified index or market rate.  Fixed and floating rate securities include securities issued by federal, state, local, and foreign governments and related agencies, and by a wide range of private issuers, and generally are referred to in this SAI as “fixed income securities.”  Indexed bonds are a type of fixed income security whose principal value and/or interest rate is adjusted periodically according to a specified instrument, index, or other statistic (e.g., another security, inflation index, currency, or commodity).

Holders of fixed income securities are exposed to both market and credit risk.  Market risk (or “interest rate risk”) relates to changes in a security’s value as a result of changes in interest rates.  In general, the values of fixed income securities increase when interest rates fall and decrease when interest rates rise.

Credit risk relates to the ability of an issuer to make payments of principal and interest.  Obligations of issuers are subject to bankruptcy, insolvency and other laws that affect the rights and remedies of creditors.  Fixed income securities denominated in foreign currencies also are subject to the risk of a decline in the value of the denominating currency.

Because interest rates vary, the future income of the ETF, if it invests in fixed income securities, cannot be predicted with certainty.  The future income of the ETF, if it invests in indexed securities, also will be affected by changes in those securities’ indices over time (e.g., changes in inflation rates, currency rates, or commodity prices).

Cash and Other High Quality Investments

The ETF may temporarily invest a portion of its assets in cash or cash items pending other investments or to maintain liquid assets required in connection with some of the ETF’s investments.  These cash items and other high quality debt securities may include money market instruments, such as securities issued by the U.S. Government and its agencies, bankers’ acceptances, commercial paper, and bank certificates of deposit.

U.S. Government Securities and Foreign Government Securities

U.S. government securities include securities issued or guaranteed by the U.S. government or its authorities, agencies, or instrumentalities.  Foreign government securities include securities issued or guaranteed by foreign governments (including political subdivisions) or their authorities, agencies, or instrumentalities or by supra-national agencies.  Different kinds of U.S. government securities and foreign government securities have different kinds of government support.  For example, some U.S. government securities (e.g., U.S. Treasury bonds) are supported by the full faith and credit of the U.S.  Other U.S. government securities are issued or guaranteed by federal agencies or government-chartered or -sponsored enterprises but are neither guaranteed nor insured by the U.S. government (e.g., debt securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Banks (“FHLBs”)).  Similarly, some foreign government securities are supported by the full faith and credit of a foreign national government or political subdivision and some are not.  Foreign government securities of some countries may involve varying degrees of credit risk as a result of financial or political instability in those countries or the possible inability of the ETF to enforce its rights against the foreign government.  As with issuers of other fixed income securities, sovereign issuers may be unable or unwilling to make timely principal or interest payments.

It is possible that the availability and the marketability (that is, liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. and foreign governments to tighten the availability of credit.  On September 7, 2008, the Federal Housing Finance Agency (FHFA), an agency of the U.S. government, placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations.  FHFA will act as the conservator to operate Fannie Mae and Freddie Mac until they are stabilized.  It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac.

Supra-national agencies are agencies whose member nations make capital contributions to support the agencies’ activities.  Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Coal and Steel Community, and the Inter-American Development Bank.

As with other fixed income securities, U.S. government securities and foreign government securities expose their holders to market risk because their values typically change as interest rates fluctuate.  For example, the value of U.S. government securities or foreign government securities may fall during times of rising interest rates.  Yields on U.S. government securities and foreign government securities tend to be lower than those of corporate securities of comparable maturities.

In addition to investing directly in U.S. government securities and foreign government securities, the ETF may purchase certificates of accrual or similar instruments evidencing undivided ownership interests in interest payments and/or principal payments of U.S. government securities and foreign government securities.  Certificates of accrual and similar instruments may be more volatile than other government securities.

Real Estate Investment Trusts and other Real Estate-Related Investments

The ETF may invest in pooled real estate investment vehicles (so-called “real estate investment trusts” or “REITs”) and other real estate-related investments such as securities of companies principally engaged in the real estate industry.  In addition to REITs, companies in the real estate industry and real estate-related investments may include, for example, entities that either own properties or make construction or mortgage loans, real estate developers, and companies with substantial real estate holdings.  Each of these types of investments is subject to risks similar to those associated with direct ownership of real estate.  Factors affecting real estate values include the supply of real property in certain markets, changes in zoning laws, delays in completion of construction, environmental liability risks, changes in real estate values, changes in property taxes and operating expenses, levels of occupancy, adequacy of rent to cover operating expenses, and local and regional markets for competing asset classes.  The value of real estate also may be affected by changes in interest rates and social and economic trends.

REITs are pooled investment vehicles that invest in real estate or real estate-related companies.  The ETF may invest in different types of REITs, including equity REITs, which own real estate directly; mortgage REITs, which make construction, development, or long-term mortgage loans; and hybrid REITs, which share characteristics of equity REITs and mortgage REITs.  In general, the value of a REIT’s shares changes in light of factors affecting the real estate industry.  REITs are also subject to the risk of poor performance by the REIT’s manager, defaults by borrowers, self-liquidation, adverse changes in the tax laws, and, with regard to U.S. REITs, the risk of failing to qualify for tax-free pass-through of income under the Code, and/or to maintain exempt status under the Investment Company Act.  See “Taxation” below for a discussion of some special tax considerations relating to an ETF’s investment in U.S. REITs.

Illiquid Securities, Private Placements, Restricted Securities, and IPOs and Other Limited Opportunities

The ETF may invest up to 15% of its net assets in illiquid securities.  For this purpose, “illiquid securities” are securities that the ETF may not sell or dispose of within seven days in the ordinary course of business at approximately the amount at which the ETF has valued the securities.

A repurchase agreement maturing in more than seven days is considered illiquid, unless it can be terminated after a notice period of seven days or less.

An investment sub-adviser also may deem certain securities to be illiquid as a result of the investment sub-adviser’s receipt from time to time of material, non-public information about an issuer, which may limit the investment sub-adviser’s ability to trade such securities for the account of any of its clients, including the ETF.  In some instances, these trading restrictions could continue in effect for a substantial period of time.

As long as the SEC maintains the position that most swap contracts, caps, floors, and collars are illiquid, the ETF will continue to designate these instruments as illiquid unless the instrument includes a termination clause or has been determined to be liquid based on a case-by-case analysis pursuant to procedures approved by the Board.

Private Placements and Restricted Investments.  Illiquid securities include securities of private issuers, securities traded in unregulated or shallow markets, and securities that are purchased in private placements and are subject to legal or contractual restrictions on resale.  Because relatively few purchasers of these securities may exist, especially in the event of adverse market or economic conditions or adverse changes in the issuer’s financial condition, the ETF could have difficulty selling them when an investment sub-adviser believes it advisable to do so or may be able to sell them only at prices that are lower than if they were more widely held.  Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible.

While private placements may offer attractive opportunities not otherwise available in the open market, the securities purchased are usually “restricted securities” or are “not readily marketable.”  Securities purchased in private placement offerings made in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the 1933 Act, and resold to qualified institutional buyers under Rule 144A under the 1933 Act, are restricted securities.  Restricted securities cannot be sold without being registered under the 1933 Act, unless they are sold pursuant to an exemption from registration (such as Rules 144 or 144A).  Securities that are not readily marketable are subject to other legal or contractual restrictions on resale.  The ETF may have to bear the expense of registering restricted securities for resale and the risk of substantial delay in effecting registration.  The ETF may be deemed to be an “underwriter” for purposes of Section 11 of the 1933 Act when selling its securities in a registered offering.  In such event, the ETF may be liable to purchasers of the securities under Section 11 if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading, although the ETF may have a due diligence defense.

At times, the inability to sell illiquid securities can make it more difficult to determine their fair value for purposes of computing the ETF’s net asset value.  The judgment of the investment sub-adviser normally plays a greater role in valuing these securities than in valuing publicly traded securities.

Investments in Other Investment Companies or Other Pooled Investments

The ETF may invest in the securities of other investment companies to the extent permitted by law.  Subject to applicable regulatory requirements, the ETF may invest in shares of both open- and closed-end investment companies (including money market funds and ETFs).  The market price for ETF and closed-end fund shares may be higher or lower than, respectively, the ETF’s and closed-end fund’s NAV.  Investing in another investment company exposes the ETF to all the risks of that investment company and, in general, subjects it to a pro rata portion of the other investment company’s fees and expenses.  In addition, if the ETF invests in a money market fund managed by ABA, ABA will receive fees from both the ETF and that money market fund.  The ETF also may invest in private investment funds, vehicles, or structures.

Portfolio Turnover

The ETF’s portfolio turnover rates for the 2010 fiscal year and the 2009 fiscal period are set forth in the financial highlights section of the Prospectus. Higher portfolio turnover may result in the ETF incurring higher transaction costs and realizing gains that may be distributed to its shareholders, resulting in higher taxes for them.

MANAGEMENT

Board of Trustees and Officers

As a Delaware trust, the business and affairs of the Trust are managed by its officers under the oversight of its Board.  The Board currently consists of three Trustees.

One of the Trustees is an officer and employee of the Manager.  This Trustee is an “interested person” (as defined in Section 2(a) (19) of the Investment Company Act) of the Trust (an “Interested Trustee”).  The other Trustees are not interested persons of the Trust (the “Independent Trustees”).  Each Trustee serves until his or her successor is duly elected or appointed and qualified.

The Trust’s “fund complex” currently consists of the five ETFs.  Each Trustee or officer may be contacted by writing to the Trustee or officer c/o Grail Advisors, LLC, One Ferry Building, Suite 255, San Francisco, California 94111.  The name, age, address and principal occupation of, and public directorships held by, each Trustee during the past five years is set forth below.

Name, Address, Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES

Charles H. Salisbury, Jr. Age: 69	Trustee	Since 2009	Private investor.	5

Hobart & William Smith Colleges, Investment Committee Chair (since 2006); Trustee, Johns Hopkins Hospital (since 2000); Trustee, Guadalupe Center of Immokalee (since 2007); Director, CeraTech, Inc. (since 2003).

Dennis G. Schmal Age: 63	Trustee	Since 2009	Self-employed consultant (since 2003).	5

Trustee, AssetMark Funds (since 2007); Director/ Chairman, Pacific Metrics Corp. (educational services) (since 2005); Director, Varian Semiconductor Equipment Associates, Inc. (since 2004); Director, MCF Corp. (financial services) (since 2003); Trustee, Wells Fargo Multi-Strategy 100 Hedge Fund (since 2008).

INTERESTED TRUSTEES
William M. Thomas	Chief Executive	Since 2008	Chief Executive Officer, Grail Advisors, LLC (since	5	None

Age: 48	Officer		2008); Senior Vice President, Charles Schwab (2000-2008).
OFFICERS
Chester G. Chappell Age: 46	Secretary	Since 2008

Chief Operating Officer, Grail Advisors (since December 2009); Head of Distribution, Grail Advisors, LLC (May 2008 — November 2009); Vice President, National Sales Manager, Charles Schwab (2003-2008); Director, Asset Management Strategic Alliances, Charles Schwab (2000-2003).

				N/A	N/A
Bryan M. Hiser Age: 37	Chief Financial Officer	Since 2008	Director of Investment Research, Grail Advisors, LLC (since 2008); Assistant Vice President Fund Administration, Citi Fund Services (2007-2008); Financial Analyst, Harbor Capital Advisors (1999-2007).	N/A	N/A

The following provides information additional to that set forth in the table above regarding other relevant qualifications, experience, attributes or skills applicable to each Trustee.

Charles H. Salisbury, Jr.:  Mr. Salisbury has extensive experience in the investment management industry, including as a portfolio manager at a prominent investment manager, as well as service on multiple non-profit boards of directors.

Dennis G. Schmal:  Mr. Schmal has extensive experience in the investment management industry, including as a member of senior management of the investment company audit practice at a large public accounting firm, as well as service on multiple boards of directors overseeing public companies, registered investment companies and private funds.

William M. Thomas:  Mr. Thomas has extensive experience in the investment management industry, including as a member of senior (sales) management of a large on-line broker.

The Board has determined that each Trustee on an individual basis and in combination with the other Trustees is qualified to serve, and should serve, on the Board.  To make this determination the Board considered a variety of criteria, none of which in isolation was controlling.  Among other things, the Board considered each Trustee’s experience, qualifications, attributes and skills.  The Board also took into account the actual service and commitment of each Trustee during his tenure on the Board.

Board Structure

Mr. Thomas is considered to be an Interested Trustee and serves as Chairman of the Board.  The Chairman’s responsibilities include:  setting an agenda for each meeting of the Board; presiding at all meetings of the Board and all meetings of the Independent Trustees; and serving as a liaison between the other Trustees, Trust officers, management personnel and counsel.

The Board believes that having an interested Chairman, who is familiar with the Manager and its operations, while also having two-thirds of the Board composed of Independent Trustees, strikes an appropriate balance that allows the Board to benefit from the insights and perspective of a representative of management while empowering the Independent Trustees with the ultimate decision-making authority.  The Board does not believe that an independent Chairman would enhance the Board’s effectiveness, as the relatively small size of the Board allows for diverse viewpoints to be shared and for effective communications between and among Independent Trustees and management so that meetings proceed efficiently.  Independent Trustees have effective control over the Board’s agenda because they form a majority of the Board and can request presentations and agenda topics at Board meetings.  In addition, the Independent Trustees have appointed a lead Independent Trustee, Mr. Schmal, to receive information from (and convey information to) management on behalf of the Independent Trustees and, when receiving information from management, disseminate it to the broader group of Independent Trustees, as necessary.

The Board holds four regularly scheduled in-person meetings each year.  The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings.  The Independent Trustees meet separately at each regularly scheduled in-person meeting of the Board, and during a portion of each such separate meeting management is not present.  The Independent Trustees may also hold special meetings, as needed, either in person or by telephone.

The Board conducts a self-assessment on an annual basis, as part of which it considers whether the structure of the Board and its Committees are appropriate under the circumstances.  Based on such self-assessment, among other things, the Board believes that its current structure is appropriate.  As part of this self-assessment, the Board considered several factors, including the number of ETFs overseen by the Board, their investment objectives, the responsibilities entrusted to the Manager and other service providers with respect to the oversight of the day-to-day operations of the Trust and the ETF.

The Board sets broad policies for the Trust and may appoint Trust officers.  The Board oversees the performance of the Manager, the (primary) investment sub-advisers of the ETF and the Trust’s other service providers.  As part of its oversight function, the Board monitors the advisers’ risk management, including, as applicable, their management of investment, compliance and operational risks, through the receipt of periodic reports and presentations.  The Board has not established a standing risk committee.  Rather, the Board relies on Trust officers, advisory personnel and service providers to manage applicable risks and report exceptions to the Board in order to enable it to exercise its oversight responsibility.  To this end, the Board receives reports from such parties at least quarterly, including, but not limited to, investment and/or performance reports, distribution reports, Rule 12b-1 reports, valuation and internal controls reports.  Similarly, the Board receives quarterly reports from the Trust’s chief compliance officer (“CCO”), including, but not limited to, a report on the Trust’s compliance program, and the Independent Trustees have an opportunity to meet separately each quarter with the CCO.  The CCO typically provides the Board with updates regarding the Trust’s compliance policies and procedures, including any enhancements to them.  The Board expects all parties, including, but not limited to, the Manager, service providers and the CCO, to inform the Board on an intra-quarter basis if a material issue arises that requires the Board’s oversight.

The Board generally exercises its oversight as a whole, but has delegated certain oversight functions to an Audit Committee.  The function of the Audit Committee is discussed in detail below.

Committees

The Board currently has three standing committees: an Audit Committee, a Nominating Committee and a Qualified Legal Compliance Committee.  Currently, each Independent Trustee serves on each of these committees.

The purposes of the Audit Committee are to: (1) oversee generally the ETF’s accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers; (2) oversee the quality, integrity, and objectivity of the ETF’s financial statements and the independent audit thereof; (3) assist the full Board with its oversight of the Trust’s compliance with legal and regulatory requirements that relate to the ETF’s accounting and financial reporting, internal controls and independent audits; (4) approve, prior to appointment, the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent auditors; and (5) act as a liaison between the Trust’s independent auditors and the full Board. During the fiscal year ended October 31, 2010, the Audit Committee met three times.

The purposes of the Nominating Committee are, among other things, to: (1) identify and recommend for nomination candidates to serve as Trustees and/or on Board committees who are not Interested Persons of the Trust and who meet any independence requirements of Exchange Rule 5.3(k)(1) or the applicable rule of any other exchange on which shares of the Trust are listed; (2) evaluate and make recommendations to the full Board regarding potential trustee candidates who are not Interested Persons of the Trust and who meet any independence requirements of Exchange Rule 5.3(k)(1) or the applicable rule of any other exchange on which shares of the Trust are listed; and (3) review periodically the workload and capabilities of the Trustees and, as the Committee deems appropriate, to make recommendations to the Board if such a review suggests that changes to the size or composition of the Board and/or its committees are warranted.  The Committee will generally not consider potential candidates for nomination identified by shareholders.  During the fiscal year ended October 31, 2010, the Nomination Committee met one time.

The purposes of the Qualified Legal Compliance Committee are to:  (1) receive, review and take appropriate action with respect to any report made or referred to the Committee by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law or a similar material violation by the Trust or by any Trustee, officer, director, employee, or agent of the Trust; (2) otherwise fulfill the responsibilities of a qualified legal compliance committee pursuant to Section 307 of the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder; and (3) perform such other duties as may be assigned to it, from time to time, by the Board.  During the fiscal year ended October 31, 2010, the Qualified Legal Compliance Committee did not meet.

Equity Ownership of Trustees.  The table below shows the dollar range of (i) Shares of the ETF discussed in this SAI, and (ii) shares of all ETFs in the Trust’s family of investment companies, owned by the Trustees as of December 31, 2010.

Name	Dollar Range of Equity Securities in the ETF*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Charles H. Salisbury, Jr.	$50,001 - $100,000	$50,001 - $100,000
Dennis G. Schmal	$0	$0
William M. Thomas	$1 - $10,000	$10,001 - $50,000

* The “Family of Investment Companies” currently consists of five ETFs.

Compensation of Trustees and Officers

Interested Trustees are not compensated by the Trust.  The Trust pays each Independent Trustee $20,000 per year for attendance at meetings of the Board.  All Trustees are reimbursed for their travel expenses and other reasonable out-of-pocket expenses incurred in connection with attending Board meetings.  The Trust does not accrue pension or retirement benefits as part of the ETF’s expenses, and Trustees are not entitled to benefits upon retirement from the Board.  The Trust’s officers receive no compensation directly from the Trust.

The table below sets forth the total remuneration of Trustees and Officers of the Trust for the fiscal year ended October 31, 2010:

Name	Aggregate Compensation from ETF*	Pension or Retirement Benefits Accrued as part of Trust Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Fund Complex Paid to Trustees**
Charles H. Salisbury, Jr.	$6,500	None	None	$20,000
Dennis G. Schmal	$6,500	None	None	$20,000

*    Approximation. Compensation is allocated across ETFs in the Fund Complex.

**  The “Fund Complex” currently consists of five ETFs.

Codes of Ethics

The Trust, Manager, ABA, investment sub-advisers and Distributor each have adopted a code of ethics (“Code of Ethics”), as required by applicable law, which is designed to prevent their affiliated persons from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the ETF (which may also be held by persons subject to a Code of Ethics).  There can be no assurance that the Codes of Ethics will be effective in preventing such activities.  The Codes of Ethics may permit personnel subject to them to purchase and sell securities, including securities that may be sold, held or purchased by the ETF.  The Manager, ABA and investment sub-advisers do not use inside information in making investment decisions on behalf of the ETF.  The Codes of Ethics are on file with the SEC and are available to the public.

Proxy Voting Policies

The Board believes that the voting of proxies with respect to securities held by the ETF is an important element of the overall investment process.  In this regard, the Trust has adopted Proxy Voting Policies and Procedures (“Policies”) that delegate the responsibility for the voting of proxies on the ETF’s portfolio securities to their investment advisers.  Please see Appendix A for a copy of the Policies.

Proxy voting for the Large Cap Value ETF has been delegated to ABA.  ABA’s proxy voting policy and procedures dictate the voting of proxies in the best interests of ETF shareholders and include procedures to address potential conflicts of interest.  These policies and procedures are summarized (or included in their entirety) in Appendix B.

Information on how the ETF voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available: (1) without charge, upon request, by calling 1-415-677-5870 and (2) on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the ETF or acknowledges the existence of control.  As of February 1, 2011, to the best of the ETF’s knowledge, no person controlled the Large Cap Value ETF.

The following table shows, to the best of the ETFs’ knowledge, those persons who owned 5% or more of the outstanding shares of the Large Cap Value ETF’s shares as of February 1, 2011.

LARGE CAP VALUE ETF

Name and Address	Ownership	Number of Shares	Percentage

Merrill Lynch 101 Hudson Street, 9th floor Jersey City, NJ 07302	Record Owner	22,395	44.79%

National Financial Services LLC Attn: Lew Trezza 200 Liberty Street New York, NY 10281	Record Owner	10,976	21.95%

First Clearing, LLC 2801 Market Street 9F ST. Louis, MO 63103	Record Owner	5,995	11.99%

Charles Schwab & Co., Inc. PO Box 64930 Phoenix, AZ 85082-4930	Record Owner	2,971	5.94%

TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	Record Owner	2,525	5.05%

INVESTMENT ADVISORY AND OTHER SERVICES

Manager

The Manager, Grail Advisors, LLC, oversees the performance of the ETF and arranges for transfer agency, custody and all other services necessary for the ETF to operate, but does not exercise day-to-day oversight over the ETF’s investment sub-advisers.  The Manager oversees the business affairs of the ETF, provides or oversees the provision of all administrative and investment advisory services to the ETF and coordinates the investment activities of ABA and the investment sub-advisers.  Based upon evaluations of the investment sub-advisers provided to the Manager by ABA, the Manager allocates assets among investment sub-advisers, and monitors ABA and the investment sub-advisers’ investment programs and results.  These services are provided under the terms of an Investment Management Agreement, effective for the ETF as of April 30, 2009 (“Investment Management Agreement”), between the Trust, on behalf of the ETF, and the Manager.

Pursuant to the Investment Management Agreement, the ETF pays the Manager a management fee for the services and facilities it provides payable on a monthly basis at the annual rates of 0.50%, calculated as a percentage of the ETF’s average daily net assets.  From time to time, the Manager may waive all or a portion of its fee; any such waiver would increase the ETF’s performance.  The Manager is responsible for compensating ABA and the investment sub-advisers out of the management fees it receives from the ETF.

The Manager is a majority-owned subsidiary of Grail Partners, LLC.  Grail Partners, LLC is engaged in merchant banking activities and provides consultative services and capital to global investment management firms and financial services businesses.  Grail Partners, LLC is registered as a broker-dealer, but is not principally or otherwise engaged in securities dealing, market making, floor brokerage, exchange specialist activities, proprietary trading or similar securities-related activities.  The Manager is a registered investment adviser and is located at One Ferry Building, Suite 255, San Francisco, CA 94111.

Under the Investment Management Agreement, the Manager (or its affiliates) pays all salaries, expenses, and fees of the Trustees and officers of the Trust who are officers, directors/trustees, partners, or employees of the Manager or its affiliates.  The Trust pays all expenses of its organization, operations, and business not specifically assumed or agreed to be paid by the Manager, ABA or an investment sub-adviser.  Without limiting the generality of the foregoing, the Trust pays or arranges for the payment of the following: the costs of preparing, setting in type, printing and mailing of Prospectuses, Prospectus supplements, SAIs, annual, semiannual and periodic reports, and notices and proxy solicitation materials required to be furnished to shareholders of the Trust or regulatory authorities, and all tax returns; compensation of the officers and Trustees of the Trust who are not officers, directors/trustees, partners or employees of Manager or its affiliates; all legal and other fees and expenses incurred in connection with the affairs of the Trust, including those incurred with respect to registering its shares with regulatory authorities and all fees and expenses incurred in connection with the preparation, setting in type, printing, and filing with necessary regulatory authorities of any registration statement and Prospectus, and any amendments or supplements that may be made from time to time, including registration, filing and other fees in connection with requirements of regulatory authorities; all expenses of the transfer, receipt, safekeeping, servicing and accounting for the Trust’s cash, securities, and other property, including all charges of depositories, custodians, and other agents, if any; the charges for the services and expenses of the independent accountants and legal counsel retained by the Trust, for itself or its Independent Trustees (as defined above); the charges and expenses of maintaining shareholder accounts, including all charges of transfer, bookkeeping, and dividend disbursing agents appointed by the Trust; all brokers’ commissions and issue and transfer taxes chargeable to the Trust in connection with securities transactions to which the Trust is a party; all taxes and corporate fees payable by or with respect to the Trust to federal, state, or other governmental agencies, including preparation of such documents as required by any governmental agency in connection with such taxes; any membership fees, dues or expenses incurred in connection with the Trust’s membership in any trade association or similar organizations; all insurance premiums for fidelity and other coverage; all expenses incidental to holding shareholders and Trustees meetings, including the printing of notices and proxy materials and proxy solicitation fees and expenses; all expenses of pricing of the net asset value per share of the ETF, including the cost of any equipment or services to obtain price quotations; and extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

The Manager has contractually agreed to reduce its fees and/or reimburse the ETF’s expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) in order to limit Net Annual Operating Expenses for Shares of the Large Cap Value ETF to 0.79%, of the ETF’s average net assets (“Expense Cap”).  The Expense Cap will remain in effect until at least March 1, 2012.  The Manager may recoup fees reduced or expenses reimbursed at any time within three years from the year such expenses were incurred, so long as the repayment does not cause the Expense Cap to be exceeded.

The Investment Management Agreement with respect to the ETF will remain in effect for two (2) years from its effective date and thereafter continue in effect for as long as its continuance is specifically approved at least annually, by (1) the Board, or by the vote of a majority (as defined in the Investment Company Act) of the outstanding shares of the ETF, and (2) by the vote of a majority of the Trustees who are not parties to the Investment Management Agreement or interested persons of the Manager, cast in person at a meeting called for the purpose of voting on such approval.  The Investment Management Agreement provides that it may be terminated at any time, without the payment of any penalty, by the Board or by vote of a majority of the ETF’s shareholders, on 60 calendar days written notice to the Manager, and by the Manager on the same notice to the Trust and that it shall be automatically terminated if it is assigned.

The Investment Management Agreement provides that the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Investment Management Agreement relates, but will be liable only for willful misconduct, bad faith, gross negligence or reckless disregard of its duties or obligations in rendering its services to the Trust as specified in that Agreement.  The Investment Management Agreement also provides that the Manager may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render investment advisory services to others.

For the fiscal year ended October 31, 2010 and the period May 1, 2009 (commencement of operations) through October 31, 2009, the Manager earned fees in the amount of $12,452 and $7,983, respectively, for managing the Large Cap Value ETF, of which $4,732 and $3,034, respectively, was waived.

The Manager may, from time to time, at its own expense from its own resources, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services.

The ETF and the Manager have received exemptive relief from the SEC under which they may use a “Manager of Managers” structure.  Using this structure,the Manager, subject to oversight by the Board, oversees ABA and the investment sub-advisers and recommends to the Board the hiring and termination of ABA and investment sub-advisers.  In overseeing the investment sub-advisers, the Manager seeks input and recommendations from ABA.  The exemptive relief permits, once the ETF and the Manager begin to rely upon it,  the Manager, with the approval of the Board but without shareholder approval, to materially amend the contract of and/or appoint a replacement for ABA or an investment sub-adviser (provided the appointee is not affiliated with the Manager).  Under the exemption, within 90 days after such action, affected shareholders would receive information about it, and the Prospectus would be supplemented as necessary.

ABA

ABA acts as the ETF’s primary sub-adviser and lead portfolio manager.  ABA is located at 4151 Amon Carter Boulevard, Fort Worth, Texas 76155 and is a subsidiary of Lighthouse Holdings, Inc., a financial services holding company.  ABA was organized in 1986 to provide investment management, advisory, administrative and asset management consulting services.  As of December 31, 2010, ABA had approximately $46.7 billion of assets under management, including approximately $15.7 billion under active management and $31.0 billion as named fiduciary or financial advisor.

ABA serves as investment adviser to registered mutual funds with investment programs that are substantially similar to those of the ETFs.  The ETFs’ portfolio holdings are expected to be disclosed on a more frequent basis than those of the registered mutual funds.

ABA provides or oversees the provision of portfolio management services to the ETF.  ABA develops the investment programs for the ETF, evaluates investment sub-advisers (subject to requisite approvals), recommends to the Manager allocations of assets among investment sub-advisers, monitors the investment sub-advisers’ investment programs and results, invests the portion of ETF assets that the investment sub-advisers determine should be allocated to high quality short-term debt obligations, and to the extent that the ETF engages in securities lending, oversees the ETF’s securities lending activities and actions taken by the securities lending agent.

ABA has entered into a Primary Investment Sub-Advisory Agreement between the Manager and ABA, dated April 30, 2009, with respect to the ETF (“Primary Subadvisory Agreement”).  Pursuant to the Primary Subadvisory Agreement, ABA receives fees from the Manager to provide the services noted above.  These fees are paid by the Manager out of the advisory fees it receives from the ETF; they are not separately paid by the ETF.  These fees are payable on a monthly basis at the annual rates set forth in the table below, calculated as a percentage of the ETF’s average daily net assets.  In addition, the Manager pays the amounts due the investment sub-advisers to ABA, who then pays those amounts to the investment sub-advisers.  This amount is not reflected in the table below, but is described in the discussion of the investment sub-advisers below.

ETF	Primary Subadvisory Fee
Large Cap Value ETF	0.10%

The Primary Subadvisory Agreement will automatically terminate if assigned, and may be terminated without penalty at any time by the Manager, by a vote of a majority of the Board or by a vote of a majority of the outstanding voting securities of the ETF on no more than 60 days’ written notice to ABA, or by ABA upon 60 days’ written notice to the Trust.  The Primary Subadvisory Agreement with respect to the ETF will remain in effect for two (2) years from its effective date and thereafter continue in effect for as long as its continuance is specifically approved at least annually, by (1) the Board, or by the vote of a majority (as defined in the Investment Company Act) of the outstanding shares of the ETF, and (2) by the vote of a majority of the Trustees who are not parties to the Primary Subadvisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

For the fiscal year ended October 31, 2010, the Primary Sub-adviser earned fees in the amount of $2,490 for its services to the Large Cap Value ETF. For the period May 1, 2009 (commencement of operations) through October 31, 2009, the Primary Sub-adviser earned fees in the amount of $1,597 for its services to the Large Cap Value ETF.

Investment Sub-Advisers

The ETF’s investment sub-advisers are listed below with information regarding their controlling persons or entities.  According to the Investment Company Act, a person or entity with control with respect to an investment advisor has “the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company.”  Persons and entities affiliated with an investment sub-adviser are considered to be affiliates for that portion of ETF assets managed by that sub-adviser (“Allocated Portion”).

Investment Sub-adviser	Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity’s Business
Brandywine Global Investment Management, LLC	Legg Mason, Inc.	Parent Co.	Financial Services
Hotchkis and Wiley Capital Management, LLC	HWCap Holdings, LLC Stephens — H&W, LLC	Majority Owner Minority Owner	Financial Services Financial Services

The Investment Sub-Advisory Agreements with the ETF’s investment sub-advisers (“Investment Sub-Advisory Agreements”) will automatically terminate if assigned, and may be terminated without penalty at any time by the Manager, by a vote of a majority of the Board or by a vote of a majority of the outstanding voting securities of the ETF on no more than 60 days’ written notice to the investment sub-adviser, or by the investment sub-adviser upon 60 days’ written notice to the Trust.  The Investment Sub-Advisory Agreements with respect to the ETF will also terminate in the event that the Primary Subadvisory Agreement for that ETF terminates.  The Investment Sub-Advisory Agreements with respect to the ETF will remain in effect for two (2) years from its effective date and thereafter continue in effect for as long as its continuance is specifically approved at least annually, by (1) the Board, or by the vote of a majority (as defined in the Investment Company Act) of the outstanding shares of the ETF, and (2) by the vote of a majority of the Trustees who are not parties to the Investment Sub-Advisory Agreements or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

Pursuant to the Investment Sub-Advisory Agreements, the investment sub-advisers receive fees from ABA to provide day-to-day investment advisory services to the Allocated Portion of the ETF.  These fees are paid out of the advisory fees the Manager receives from the ETF; they are not separately paid by the ETF.  These fees are payable on a quarterly basis at the annual rates set forth in the table below, calculated as a percentage of the ETF’s average daily net assets and based on the combined assets of the ETF and the comparable registered mutual fund and other accounts sub-advised by the investment sub-adviser with ABA as the manager.

Large Cap Value ETF	Subadvisory Fee for combined assets that are:
Brandywine Global Investment Management, LLC	Less than $500 million Between $500 million and $600 million More than $600 million	0.25 0.225 0.20	% % %
Hotchkis and Wiley Capital Management, LLC	Less than $10 million Between $10 million and $50 million Between $50 million and $150 million Between $150 million and $400 million Between $400 million and $800 million More than $800 million	0.60 0.20 0.50 0.30 0.15 0.125	% % % % % %

For the fiscal year ended October 31, 2010, each of Brandywine Global Investment Management, and Hotchkis and Wiley Capital Management earned fees in the amount of $1,705, and $1,836, respectively, for sub-advising the Large Cap Value ETF. For the period May 1, 2009 (commencement of operations) through October 31, 2009, each of Brandywine Global Investment Management and Hotchkis and Wiley Capital Management earned fees in the amount of $1,109 and $1,149, respectively, for sub-advising the Large Cap Value ETF.

Custodian

BNY (“BNY Mellon”), located at One Wall Street, New York, New York 10286, serves as Custodian of the ETF’s assets.  As Custodian, BNY Mellon has agreed to: (1) make receipts and disbursements of money on behalf of the ETF, (2) collect and receive all income and other payments and distributions on account of the ETF’s portfolio investments, (3) respond to correspondence from shareholders, security brokers and others relating to its duties; and (4) make periodic reports to the ETF concerning the ETF’s operations.  BNY Mellon does not exercise any supervisory function over the purchase and sale of securities.  Pursuant to the Custody Agreement between BNY Mellon and the Trust the Trust has agreed to pay an annual custody fee of .50 basis points on the first $1 billion of its gross adjusted assets, and .25 basis points on gross adjusted assets in excess of $1 billion, plus certain transaction charges and additional global custody fees.

Administrator, Fund Accountant and Transfer Agent

BNY Mellon, located at One Wall Street, New York, New York 10286 serves as Administrator, Fund Accountant and Transfer Agent to each ETF.  As administrator, BNY Mellon provides the ETF with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting and secretarial services; the calculation of NAV; and the preparation and filing of all reports, updates to registration statements, and all other materials required to be filed or furnished by the ETF under federal and state securities laws.

As fund accountant and transfer agent, BNY Mellon has agreed to: (1) perform and facilitate purchases and redemptions of Creation Units of the ETF, (2) make dividend and other distributions on Shares of the ETF, (3) record the issuance of Shares and maintain records of outstanding Shares of the ETF, (4) maintain certain accounts, (5) make and transmit periodic reports to the ETF and its other service providers, and (6) otherwise perform the customary services of a transfer agent and dividend disbursing agent.  For the services to be provided by BNY Mellon to the ETF, the Trust has agreed to pay a $1,000 monthly ETF administration fee per ETF, a monthly transfer agency services fee of $1,000 per ETF (which minimum is reduced for the first two years from inception of the ETFs), a fund accounting fee of

1.50 basis points on the first $1 billion of its gross adjusted assets, and 1.00 basis points on gross adjusted assets in excess of $1 billion, and a fund administration fee of 2.50 basis points on the first $1 billion of its gross adjusted assets, and 2.00 basis points on gross adjusted assets in excess of $1 billion, plus certain out-of-pocket expenses.  There is a minimum fund accounting and fund administration fee of $75,000 per ETF (which minimum is reduced for the first two years from inception of the ETFs).

For the fiscal year ended October 31, 2010, BNY Mellon earned $25,212 in fees as administrator of the Large Cap Value ETF.

For the period May 1, 2009 (commencement of operations) through October 31, 2009, BNY Mellon earned $8,369 in fees as administrator of Large Cap Value ETF.

PORTFOLIO MANAGERS

Portfolio managers at ABA and the investment sub-advisers to the ETF (the “Portfolio Managers”) have responsibility for the day-to-day management of accounts other than the ETF.  Information regarding these other accounts has been provided by each Portfolio Manager’s firm and is set forth below.  The number of accounts and assets is shown as of October 31, 2010.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other accounts
American Beacon Advisors, Inc.
Wyatt Crumpler	19 ($15.2 bil)	N/A	3($11.3 bil)	N/A	N/A	N/A
Adriana R. Posada	8 ($12.2 bil)	N/A	3 ($5.7 bil)	N/A	N/A	N/A
William F. Quinn	19 ($15.2 bil)	N/A	3($11.3 bil)	N/A	N/A	N/A

Brandywine Global Investment Management, LLC
Paul Lesutis	3 ($2.6 bil)	3 ($33.6 mil)	52 ($1.4 bil)	N/A	N/A	1 ($10 mil)
Earl Gaskins	3 ($2.6 bil)	3 ($33.6 mil)	52 ($1.4 bil)	N/A	N/A	1 ($10 mil)
Patrick Kaser	3 ($2.6 bil)	3 ($33.6 mil)	52 ($1.4 bil)	N/A	N/A	1 ($10 mil)

Hotchkis and Wiley Capital Management, LLC
Patty McKenna	15 ($7.6 bil)	2 ($94 mil)	64 ($7.9 bil)	1 ($1.97 bil)	0	3 ($220 mil)
Sheldon Lieberman	15 ($7.6 bil)	2 ($94 mil)	64 ($7.9 bil)	1 ($1.97 bil)	0	3 ($220 mil)
George Davis	15 ($7.6 bil)	2 ($94 mil)	64 ($7.9 bil)	1 ($1.97 bil)	0	3 ($220 mil)
Judd Peters	15 ($7.6 bil)	2 ($94 mil)	64 ($7.9 bil)	1 ($1.97 bil)	0	3 ($220 mil)
Scott McBride	15 ($7.6 bil)	2 ($94 mil)	64 ($7.9 bil)	1 ($1.97 bil)	0	3 ($220 mil)

Conflicts of Interest

As noted in the table above, the Portfolio Managers manage accounts other than the ETF.  This side-by-side management may present potential conflicts between a Portfolio Manager’s management of the ETF’s investments, on the one hand, and the investments of the other accounts, on the other hand.

As noted above, ABA serves as investment adviser to a registered mutual fund with an investment program that is substantially similar to that of the ETF.  All of the investment sub-advisers also provide advisory services to that registered mutual fund, as well as other accounts with investment programs substantially similar to those of the ETF.  The ETF is expected to have a substantially similar investment portfolio as the registered mutual fund, and the portfolio holdings of the ETF that will form the basis of the ETF’s NAV on each Business Day will be disclosed before the opening of trading that day.  At the time of the ETF’s disclosure of its portfolio holdings, the registered mutual fund and the investment sub-advisers’ other accounts may have unexecuted portfolio transactions outstanding or be in the process of implementing changes to their portfolios.  In order to prevent the disclosure of the ETF’s portfolios from signaling or providing information to the market about upcoming transactions for the registered mutual fund, the investment sub-advisers intend to implement portfolio changes in a security for the ETF after the corresponding registered mutual fund and the investment sub-advisers’ other accounts have completed transactions in that security.  Thus, portfolio decisions may not be made for the ETF concurrently with the portfolio decision for the corresponding registered mutual fund, notwithstanding that the ETF and the registered mutual fund and the investment sub-advisers’ other accounts have substantially similar objectives, policies, strategies, and risks.  By the time a portfolio decision is implemented for the ETF, the price for the security may be different than the price at the time the decision is made for the corresponding registered mutual fund and the investment sub-advisers’ other accounts , and due to the mutual fund’s or other accounts’ transactions in the security or other market movements, may be less favorable for the ETF.

Set forth below is a description by ABA and each investment sub-adviser of any other foreseeable material conflicts of interest that may arise from the concurrent management of ETF and other accounts.  The information regarding potential conflicts of interest of ABA and the investment sub-advisers was provided by each firm.

ABA.  ABA’s Portfolio Managers are responsible for managing the ETF and other accounts, including registered investment companies and employee benefit plans.  ABA typically assigns ETFs and accounts with similar investment strategies to the same Portfolio Manager to mitigate the potentially conflicting investment strategies of accounts.  Other than potential conflicts between investment strategies, the side-by-side management of both the ETF and other accounts may raise potential conflicts of interest due to the interest held by ABA or one of its affiliates in an account and differing fee schedules across account types.  ABA has developed policies and procedures reasonably designed to mitigate those conflicts.

Potential conflicts of interest may occur when ABA’s Portfolio Managers invest ETF assets in money market funds managed by ABA, since ABA has the potential to earn more fees under this scenario.  This potential conflict of interest is disclosed to the Board in connection with the process of approving ABA as a sub-adviser to the ETF.

Brandywine Global Investment Management, LLC (“Brandywine Global”).  Brandywine Global does not foresee any potentially material conflicts of interest as a result of concurrent management of the Large Cap Value ETF and other accounts.  Brandywine Global follows the same buy and sell discipline for all stocks across all portfolios, subject to client specific restrictions.  All portfolios are managed in the same manner by the investment team.  Portfolios may differ slightly due to differences in available cash, contributions and withdrawals.

Hotchkis and Wiley Capital Management, LLC (“Hotchkis”).  A portion of the Large Cap Value ETF is managed by Hotchkis’ investment team (“Investment Team”).  The Investment Team also manages institutional accounts and other mutual funds in several different investment strategies.  The portfolios within an investment strategy are managed using a target portfolio; however, each portfolio may have different restrictions, cash flows, tax and other relevant considerations which may preclude a portfolio from participating in certain transactions for that investment strategy.  Consequently, the performance of portfolios may vary due to these different considerations.  The Investment Team may place transactions for one investment strategy that are directly or indirectly contrary to investment decisions made on behalf of another investment strategy.  Hotchkis may be restricted from purchasing more than a limited percentage of the outstanding shares of a company.  If a company is a viable investment for more than one investment strategy, Hotchkis has adopted policies and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably.

Different types of accounts and investment strategies may have different fee structures.  Additionally, certain accounts pay Hotchkis performance-based fees, which may vary depending on how well the account performs compared to a benchmark.  Because such fee arrangements have the potential to create an incentive for Hotchkis to favor such accounts in making investment decisions and allocations, Hotchkis has adopted polices and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably, including in respect of allocation decisions, such as initial public offerings.

Since all accounts are managed to a target portfolio by the Investment Team, adequate time and resources are consistently applied to all accounts in the same investment strategy.

Compensation

The Portfolio Managers are compensated in various forms by ABA or an investment sub-adviser.  Following is a description provided by ABA and each investment sub-adviser regarding the structure of and criteria for determining the compensation of each Portfolio Manager.

ABA Compensation of ABA’s Portfolio Managers is comprised of base salary and annual cash bonus.  Each Portfolio Manager’s base annual salary is fixed. ABA determines base salary based upon comparison to industry salary data. In addition, all Portfolio Managers participate in ABA’s annual cash bonus plan. The amount of the total bonus pool is based upon several factors including (i) profitability of ABA, (ii) organic growth of assets under management and (iii) the relative investment performance of the assets managed by ABA.  The investment performance goals are as follows:  (a) twenty-five percent (25%) of Actively Managed Variable Rate Funds are ranked in the top quartile of their respective Lipper universe over a five year period; and (b) thirty-three percent (33%) of Actively Managed Variable Rate Funds achieve an overall Morningstar rating of 4-star or better.  Each Portfolio Manager has a target bonus award expressed as a percentage of base salary, which is determined by the Portfolio Manager’s level of responsibility.  Additionally, the Portfolio Managers participate in ABA’s Equity Option Plan.

Brandywine Global.  All Portfolio Managers receive a competitive base salary.  In addition, from the firm’s profits, a bonus is paid quarterly and based on the pre-tax performance of their investment strategies relative to a relevant Russell-Mellon peer-group universe over one-quarter, one-, three- and five-year time periods.  After this performance-based incentive compensation is allocated, profits associated with individual product groups are allocated as follows: a majority is retained within the product group and the remainder is allocated to a pool shared by all product groups.  More subjective measurements of an individual’s contributions to the success of their product group and to the overall success of the firm are considered as part of the individual allocation decision.  Finally, all investment professionals are eligible for options on Legg Mason stock, provided from time-to-time at Legg Mason’s discretion to its investment management subsidiaries.  Brandywine Global believes this system achieves its goals of retaining top-quality investment professionals, as it provides extremely competitive compensation with entrepreneurial potential, and of fostering excellent performance, growth and teamwork.

Hotchkis.  The investment team, including portfolio managers, is compensated in various forms, which may include a base salary, an annual bonus, and equity ownership.  Compensation is used to reward, attract and retain high quality investment professionals.  The investment team is evaluated and accountable at three levels.  The first level is individual contribution to the research and decision-making process, including the quality and quantity of work achieved.  The second level is teamwork, generally evaluated through contribution within sector teams.  The third level pertains to overall portfolio and form performance.

Fixed salaries and discretionary bonuses for investment professionals are determined by the Chief Executive Officer of Hotchkis using tools which may include annual evaluations, compensation surveys, feedback from other employees and advice from members of the firm’s Executive and Compensation Committees.  The amount of the bonus is determined by the total amount of the firm’s bonus pool available for the year, which is generally a function of revenues.  No investment professional receives a bonus that is a pre-determined percentage of revenues or net income.  Compensation is thus subjective rather than formulaic.

The majority of the portfolio managers own equity in the firm.  Hotchkis believes that the employee ownership structure of the firm will be a significant factor in ensuring a motivated and stable employee base going forward.  Hotchkis believes that the combination of competitive compensation levels and equity ownership provides the firm with a demonstrable advantage in the retention and motivation of employees.  Portfolio managers who own equity in the firm receive their pro rata share of the firm’s profits.  Investment professionals may also receive contributions under the firm’s profit sharing/401 (k) plan.

Finally, the firm maintains a bank of unallocated equity to be used for those individuals whose contributions to the firm grow over time.  If any owner should retire or leave the firm, the firm has the right to repurchase their ownership to place back in the equity bank.  This should provide for smooth succession through the gradual rotation of the firm’s ownership from one generation to the next.

Hotchkis believes that its compensation structure/levels are more attractive than the industry norm, which is illustrated by the firm’s lower-than-industry-norm investment personnel turnover.

Ownership of ETFs

The following table discloses the dollar range of equity securities beneficially owned by each Portfolio Manager in the Large Cap Value ETF as of December 31, 2010:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Large Cap Value ETF
American Beacon Advisors, Inc.
Wyatt Crumpler	None
Adriana Posada	None
William Quinn	None

Brandywine Global Investment Management, LLC
Paul Lesutis	None

Earl Gaskins	None

Hotchkis and Wiley Capital Management, LLC
Patty McKenna	None
Sheldon Lieberman	None
George Davis	None
Judd Peters	None
Scott McBride	None

PORTFOLIO TRANSACTIONS AND BROKERAGE

Portfolio changes will generally be implemented through in-kind transactions for Creation Units, however, ABA and the investment sub-advisers may execute brokerage transactions for the ETF and the ETF may incur brokerage commissions.  Also, from time to time the ETF may accept cash as part or all of an In-Kind Creation or Redemption Basket, in which case ABA or an investment sub-adviser may need to execute brokerage transactions for the ETF.  In these instances, ABA or each investment sub-adviser will place its own orders to execute securities transactions that are designed to implement the applicable ETF’s investment objective and policies.  In placing such orders, ABA or each investment sub-adviser will seek the best net price and most favorable execution, consistent with their obligations under the Investment Sub-Advisory Agreements.  The full range and quality of services offered by the executing broker or dealer will be considered when making these determinations.

In these cases, in selecting brokers or dealers to execute particular transactions, ABA or the investment sub-advisers are authorized to consider “brokerage and research services” (as those terms are defined in Section 28(e) of the 1934 Act), provision of statistical quotations (including the quotations necessary to determine the ETF’s NAV), and other information provided to the ETF, and/or to ABA or the investment sub-advisers (or their affiliates), as the case may be, provided, however, that ABA or the investment sub-adviser determines that it has received the best net price and execution available.  ABA and the investment sub-advisers are also authorized to cause the ETF to pay to a broker or dealer who provides such brokerage and research services a commission (as defined in SEC interpretations) in excess of the amount of the commission another broker or dealer would have charged for effecting the same transaction.  ABA and the investment sub-adviser, as appropriate, must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which ABA or the investment sub-adviser exercises investment discretion.  Under these circumstances, the fees of ABA or the investment sub-advisers are not reduced by reason of receipt of such brokerage and research services.  In addition, with disclosure to and pursuant to written guidelines approved by the Board, ABA or the investment sub-advisers (or a broker-dealer affiliated with them) may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 under the Investment Company Act) for doing so.  However, the ETF does not allow ABA or the investment sub-advisers to enter into arrangements to direct transactions to broker-dealers as compensation for the promotion or sale of ETF shares by those broker-dealers.

The ETF’s turnover rate, or the frequency of portfolio transactions, will vary from year to year depending on market conditions and the ETF’s cash flows.  The ETF’s portfolio turnover for the fiscal year ended October 31, 2010 appears in the ETF’s Prospectus.  High portfolio activity may increase the ETF’s transaction costs, including brokerage commissions, and result in a greater number of taxable transactions.

It is expected that, if ABA or an investment sub-adviser executes brokerage transactions for the ETF, securities ordinarily will be purchased for the ETF in the primary markets, and that in assessing the best net price and execution available, ABA or each investment sub-adviser, as applicable, shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.  Transactions involving securities of small and emerging growth companies may involve specialized services on the part of the broker or dealer and therefore entail higher commissions or spreads than transactions involving more widely traded securities.

To the extent that accounts managed by ABA or the investment sub-advisers are simultaneously engaged in the purchase of the same security as the ETF, then, as authorized by the Board, available securities may be allocated to the ETF and other client accounts and may be averaged as to price in a manner determined by ABA or the investment sub-adviser, as applicable, to be fair and equitable.  Such allocation and pricing may affect the amount of brokerage commissions paid by the ETF.  In some cases, this system might adversely affect the price paid by the ETF (for example, during periods of rapidly rising or falling interest rates) or limit the size of the position obtainable for the ETF (for example, in the case of a small issue). During the fiscal year ended October 31, 2010, $804 in brokerage commissions were paid by the ETF. During the period May 1, 2009 (commencement of operations) through October 31, 2009, $485 in brokerage commissions were paid.

During the fiscal year ended October 31, 2010, Large Cap Value ETF acquired securities of its following “regular” brokers or dealers (as defined in Rule 10b-1 under the 1940 Act): Morgan Stanley Group, Goldman Sachs Group and BNY Brokerage Inc, or their parents. As of October 31, 2010, Large Cap Value ETF’s aggregate holding of its regular brokers or dealers or their parents were:

Name of Issuer	Type of Security Held	Value (000)

Morgan Stanley	Equity	10

Goldman Sachs Group, Inc.	Equity	8

Bank of New York Mellon Corp.	Equity	5

During the fiscal year ended October 31, 2010, $455,114 in transactions were directed to brokers in part because of research services provided and the ETF paid $468 in commissions on such transactions.

THE DISTRIBUTOR

The Distributor is located at 1290 Broadway, Suite 1100, Denver, CO 80203.  The Distributor is a broker-dealer registered under the 1934 Act and a member of FINRA.

Shares are continuously offered for sale by the Trust through the Distributor only in Creation Units, as described in this SAI.  The Distributor acts as an agent for the Trust.  The Distributor will deliver a Prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it.  The Distributor has no role in determining the investments or investment policies of the ETF.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act (“Plan”).  In accordance with its Plan, the ETF is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities.  In addition, if the payment of management fees by the ETF is deemed to be indirect financing by the ETF of the distribution of its shares, such payment is authorized by the Plan.  The Plan specifically recognizes that the Manager and other persons, including ABA and the investment sub-advisers, may use management fee revenue, as well as past profits or other resources, to pay for expenses incurred in connection with providing services intended to result in the sale of Shares.  The Manager and such other persons, as well as their affiliates, may pay amounts to third parties for distribution or marketing services on behalf of the ETF.  The Manager may also make payments to certain market makers in the ETF’s Shares for providing bona fide consulting and marketing services regarding the ETF.  The making of the types of payments described in this paragraph could create a conflict of interest for a financial intermediary or market maker receiving such payments.

The Plan was adopted in order to permit the implementation of the ETF’s method of distribution.  No fees are currently paid by the ETF under a Plan, however; and there are no current plans to impose such fees.  In the event such fees were to be charged, over time they would increase the cost of an investment in the ETF.

Under each Plan, the Trustees would receive and review at the end of each quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made.

ACCOUNTING AND LEGAL SERVICE PROVIDERS

Independent Registered Public Accounting Firm

KPMG LLP, located at 1601 Market Street, Philadelphia, Pennsylvania 19103, serves as the independent registered public accounting firm to the ETFs.  KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with certain SEC filings.

Legal Counsel

K&L Gates LLP, located at 1601 K Street NW, Washington, DC 20006, serves as legal counsel to the ETF.

ADDITIONAL INFORMATION CONCERNING SHARES

Organization and Description of Shares of Beneficial Interest

The Trust is a Delaware statutory trust and registered open-end investment company.  The Trust was organized on December 7, 2007 and has authorized capital of unlimited Shares of beneficial interest of no par value which may be issued in more than one class or series.  Currently, the Trust consists of eight actively managed series, although three series have not been opened for investment.  During the fiscal year ended October 31, 2010, two series of the Trust were liquidated.  The Board may designate additional series and classify Shares of a particular series into one or more classes of that series.

Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the Investment Company Act does not require such a meeting.  Generally, there will not be annual meetings of Trust shareholders.  If requested by shareholders of at least 10% of the outstanding Shares of the Trust, the Trust will call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee and will assist in communications with other Trust shareholders.  Shareholders holding two-thirds of Shares outstanding of all ETFs may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent.

All Shares are freely transferable.  Shares will not have preemptive rights or cumulative voting rights, and none of the Shares will have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature.  Shares have equal voting rights, except that in a matter affecting only a particular ETF, only Shares of that ETF may be entitled to vote on the matter.  The Trust Instrument confers upon the Board the power, by resolution, to alter the number of Shares constituting a Creation Unit or to specify that Shares of an ETF may be individually redeemable.  The Trust reserves the right to adjust the stock prices of Shares to maintain convenient trading ranges for investors.  Any such adjustments would be accomplished through stock splits or reverse stock splits which would have no effect on the NAV of an ETF.

The Trust Instrument of the Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust.  The Trust

Instrument provides for indemnification out of an ETF’s property for all loss and expense of an ETF’s shareholders being held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason.  The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which an ETF itself would not be able to meet the Trust’s obligations and this risk should be considered remote.

If an ETF does not grow to a size to permit it to be economically viable, the ETF may cease operations.  In such an event, shareholders may be required to liquidate or transfer their Shares at an inopportune time and shareholders may lose money on their investment.

Book Entry Only System

DTC acts as securities depositary for Shares.  Shares are registered in the name of the DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.  Certificates generally will not be issued for Shares.

DTC has advised the Trust as follows:  it is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the 1934 Act.  DTC was created to hold securities of its participants and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates.  DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC.  More specifically, DTC is owned by a number of its DTC Participants and by the NYSE, and FINRA.  Access to the DTC system is also available to “Indirect Participants” such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly.  DTC agrees with and represents to DTC Participants that it will administer its book-entry system in accordance with its rules and by-laws and requirements of law.  Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants.  Ownership of beneficial interests in Shares is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and beneficial owners that are not DTC Participants).  Beneficial owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.  The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form.  Such laws may impair the ability of certain investors to acquire beneficial interests in Shares.

Beneficial owners are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof.  Accordingly, each beneficial owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such beneficial owner holds its interests, to exercise any rights as a holder of Shares.  The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a beneficial owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and beneficial owners (acting through such DTC Participants) to take such action and would otherwise act upon the instructions of beneficial owners owning through them.

Conveyance of all notices, statements and other communications to beneficial owners is effected as follows.  Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust, upon request and for a fee to be charged to the Trust, a listing of Share holdings of each DTC Participant.  The Trust shall inquire of each such DTC Participant as to the number of beneficial owners holding Shares, directly or indirectly, through such DTC Participant.  The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such beneficial owners.  In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Distributions of Shares shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares.  DTC or the nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or the nominee.  Payments by DTC Participants to Indirect Participants and beneficial owners of Shares (held through DTC Participants) are governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.  The Trust has no responsibility or liability for any aspects of the records relating to or notices to beneficial owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and beneficial owners owning through such DTC Participants.

The Trust will not make the DTC book-entry Dividend Reinvestment Service available for use by beneficial owners for reinvestment of their cash proceeds but certain brokers may make a dividend reinvestment service available to their clients.  Brokers offering such services may require investors to adhere to specific procedures and timetables in order to participate.  Investors interested in such a service should contact their broker for availability and other necessary details.  DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law.  Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform the functions described or make other arrangements to represent Share ownership satisfactory to the Exchange.

TRANSACTIONS IN CREATION UNITS

The ETF sells and redeems Shares in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt of an order in proper form on any Business Day.  The ETF will not issue fractional Creation Units.

To purchase or redeem any Creation Units from the ETF, you must be, or transact through, an Authorized Participant.  In order to be an Authorized Participant, you must be either a broker-dealer or other participant (“Participating Party”) in the Continuous Net Settlement System (“Clearing Process”) of the National Securities Clearing Corporation (“NSCC”) or a participant in DTC with access to the DTC system (“DTC Participant”), and you must execute an agreement (“Participant Agreement”) with the Distributor that governs transactions in the ETF’s Creation Units.

Transactions by an Authorized Participant that is a Participating Party using the NSCC system are referred to as transactions “through the Clearing Process.”  Transactions by an Authorized Participant that is a DTC Participant using the DTC system are referred to as transactions “outside the Clearing Process.”  Most transactions with respect to the ETF may be effectuated through the Clearing Process.

Investors who are not Authorized Participants but want to transact in Creation Units may contact the Distributor for the names of Authorized Participants.  Investors should be aware that their broker may not be an Authorized Participant and, therefore, may need to place any order to purchase or redeem Creation Units through another broker or person that is an Authorized Participant, which may result in additional charges.

Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement.  Market disruptions and telephone or other communication failures may impede the transmission of orders.

Non-custom orders must be received by the Distributor by the “Closing Time” of the regular trading session on the Exchange (currently 4:00 p.m. Eastern time) on the Business Day such order is placed to be effectuated based on the ETF’s NAV that day.  Orders effectuated outside the Clearing Process are likely to require transmittal earlier on the relevant Business Day than orders effectuated through the Clearing Process.  Thus, persons placing or effectuating orders outside the Clearing Process should be mindful of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve Bank wire system, which may impact the successful processing of such orders.

Custom orders typically clear outside the Clearing Process and, therefore, like other orders outside the Clearing Process, may need to be transmitted early on the relevant Business Day to be effectuated at that day’s NAV.  Custom orders may be required to be received by the Distributor by 3:00 p.m. Eastern time to be effectuated based on the ETF’s NAV on that Business Day.  A custom order may be placed when, for example, an Authorized Participant cannot transact in a security in the In-Kind Creation or Redemption Basket and therefore has additional cash included in a Fund Deposit or Fund Redemption in lieu of such security.  Persons placing or effectuating custom orders should be mindful of time deadlines imposed by intermediaries, which may impact the successful processing of such orders.

Transaction Fees

To compensate the Trust for costs incurred in connection with creation and redemption transactions, investors may be required to pay a Transaction Fee.  The “Creation Transaction Fee” and “Redemption Transaction Fee” are fixed for, respectively, all creation and redemption transactions through the Clearing Process on a Business Day, regardless of the number of transactions effectuated that day.  A charge of up to four (4) times the fixed fee may be imposed as part of the Transaction Fee for (i) transactions outside the Clearing Process and (ii) transactions effectuated wholly or partly in cash, including custom orders, to offset brokerage and other transaction costs thereby imposed on the Trust.  The Manager, subject to the approval of the Board, may adjust or waive the Transaction Fee from time to time. Investors will also be responsible for the costs associated with transferring the securities in the In-Kind Creation and Redemption Baskets, respectively, to and from the account of the Trust.  Further, investors who, directly or indirectly, use the services of a broker or other intermediary to compose a Creation Unit in addition to an Authorized Participant to effect a transaction in Creation Units may be charged an additional fee for such services.

The Standard Creation/Redemption Transaction Fee for the Large Cap Value ETF is $1,000 and the Maximum Creation/Redemption Transaction Fee for the Large Cap Value ETF is $4,000.

Purchasing Creation Units

Fund Deposit.  The consideration for a Creation Unit of the ETF is the Fund Deposit.  The Fund Deposit will consist of the In-Kind Creation Basket and Cash Component, or an all cash payment.

The Balancing Amount reflects the difference, if any, between the NAV of a Creation Unit and the market value of the securities in the In-Kind Creation Basket.  If the NAV per Creation Unit exceeds the market value of the securities in the In-Kind Creation Basket, the purchaser pays the Balancing Amount to the ETF.  By contrast, if the NAV per Creation Unit is less than the market value of the securities in the In-Kind Creation Basket, the ETF pays the Balancing Amount to the purchaser.

BNY Mellon, in a portfolio composition file sent via the NSCC, makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), a list of the names and the required number of shares of each security in the In-Kind Creation Basket to be included in the current Fund Deposit for the ETF (based on information about the ETF’s portfolio at the end of the previous Business Day).  BNY Mellon, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day.

The Fund Deposit is applicable for purchases of Creation Units of the ETF until such time as the next-announced Fund Deposit is made available.  The ETF reserves the right to accept a nonconforming (i.e., custom) Fund Deposit.  In addition, the composition of the Fund Deposit may change as, among other things, corporate actions and investment decisions by ABA and/or the investment sub-advisers are implemented for the ETF’s portfolio.  All questions as to the composition of the In-Kind Creation Basket and the validity, form, eligibility, and acceptance for deposit of any securities shall be determined by the ETF, and the ETF’s determination shall be final and binding.

Placement of Creation Orders Using Clearing Process.  In connection with creation orders made through the Clearing Process, the Distributor transmits on behalf of the Authorized Participant, such trade instructions as are necessary to effect the creation order.  Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Fund Deposit to the Trust, together with such additional information as may be required by the Distributor.  An order to create Creation Units through the Clearing Process is deemed received by the Distributor on the Business Day the order is placed (“Transmittal Date”) if (i) such order is received by the Distributor by the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside Clearing Process.  Fund Deposits made outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash directly through DTC.  With respect to such orders, the Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of securities in the In-Kind Creation Basket through DTC to the relevant Trust account by 11:00 a.m., Eastern time, (the “DTC Cut-Off Time”) of the Business Day immediately following the Transmittal Date.  The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 12:00 p.m., Eastern time, on the Business Day immediately following the Transmittal Date.

An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor by the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.  However, if the Custodian does not receive both the required In-Kind Creation Basket by the DTC Cut-Off Time and the Cash Component by 2:00 p.m., Eastern time on the Business Day immediately following the Transmittal Date, such order will be canceled.  Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then-current In-Kind Creation Basket and Cash Component.  The delivery of Creation Units so created will occur no later than the third (3rd) Business Day following the day on which the order is deemed received by the Distributor.

Creation Units may be created in advance of receipt by the Trust of all or a portion of the applicable In-Kind Creation Basket, provided the purchaser tenders an initial deposit consisting of any available securities in the In-Kind Creation Basket and cash equal to the sum of the Cash Component and at least 105% of the market value of the In-Kind Creation Basket securities not delivered (“Additional Cash Deposit”).  Such initial deposit will have a value greater than the NAV of the Creation Unit on the date the order is placed.  The order shall be deemed to be received on the Transmittal Date provided that it is placed in proper form prior to 4:00 p.m., Eastern time, on such date, and federal funds in the appropriate amount are deposited with the Custodian by the DTC Cut-Off Time the following Business Day.  If the order is not placed in proper form by 4:00 p.m. or federal funds in the appropriate amount are not received by the DTC Cut-Off Time the next Business Day, then the order will be canceled or deemed unreceived and the Authorized Participant effectuating such transaction will be liable to the ETF for any losses resulting therefrom.

To the extent securities in the In-Kind Creation Basket remain undelivered, pending delivery of such securities additional cash will be required to be deposited with the Trust as necessary to maintain an Additional Cash Deposit equal to at least 105% of the daily marked to market value of the missing securities.  To the extent that either such securities are still not received by 1:00 p.m., Eastern time, on the third Business Day following the day on which the purchase order is deemed received by the Distributor or a marked-to-market payment is not made within one Business Day following notification to the purchaser and/or Authorized Participant that such a payment is required, the Trust may use the cash on deposit to purchase the missing securities, and the Authorized Participant effectuating such transaction will be liable to the ETF for any costs incurred therein or losses resulting therefrom, including any Transaction Fee, any amount by which the actual purchase price of the missing securities exceeds the Additional Cash Deposit or the market value of such securities on the day the purchase order was deemed received by the Distributor, as well as brokerage and related transaction costs.  The Trust will return any unused portion of the Additional Cash Deposit once all of the missing securities have been received by the Trust.  The delivery of Creation Units so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

Acceptance of Orders for Creation Units.  The Trust reserves the absolute right to reject a creation order transmitted to it by the Transfer Agent in respect of the ETF if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Shares, would own 80% or more of the currently outstanding Shares of the ETF; (iii) the securities delivered do not conform to the In-Kind Creation Basket for the relevant date; (iv) acceptance of the In-Kind Creation Basket would have adverse tax consequences to the ETF; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise in the discretion of the Trust or the Manager have an adverse effect on the Trust or the rights of beneficial owners; or (vii) in the event that circumstances that are outside the control of the Trust, Custodian, Distributor and Manager make it practically impossible to process creation orders.  Examples of such circumstances include acts of God, public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Manager, the Distributor, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events.

Redeeming Creation Units

Fund Redemptions.  ETF Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the ETF through the Transfer Agent and only on a Business Day.  The redemption proceeds for a Creation Unit will consist of the In-Kind Redemption Basket and a Cash Redemption Amount, or a Cash Redemption Amount that includes an all cash payment.  In addition, investors may incur brokerage and other costs in connection with assembling a Creation Unit.

The redemption proceeds for a Creation Unit generally consist of the In-Kind Redemption Basket and a Cash Redemption Amount, which consists of a Balancing Amount and a Transaction Fee.

The Balancing Amount reflects the difference, if any, between the NAV of a Creation Unit and the market value of the securities in the In-Kind Redemption Basket.  If the NAV per Creation Unit exceeds the market value of the securities in the In-Kind Redemption Basket, the ETF pays the Balancing Amount to the redeeming investor.  By contrast, if the NAV per Creation Unit is less than the market value of the securities in the In-Kind Redemption Basket, the redeeming investor pays the Balancing Amount to the ETF.

BNY Mellon, in a portfolio composition file sent via the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the portfolio securities in the current In-Kind Redemption Basket (subject to possible amendment or correction).  The In-Kind Redemption Basket on a particular Business Day may not be identical to the In-Kind Creation Basket for that day.

The right of redemption may be suspended or the date of payment postponed: (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares or determination of the ETF’s NAV is not reasonably practicable; or (iv) in such other circumstances as permitted by the SEC, including as described below.

Placement of Redemption Orders Using Clearing Process.  Orders to redeem Creation Units through the Clearing Process are deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time, on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed.  Orders deemed received will be effectuated based on the NAV of the ETF as next determined.  An order to redeem Creation Units using the Clearing Process made in proper form but received by the Trust after 4:00 p.m. Eastern time, will be deemed received on the next Business Day and will be effected at the NAV next determined on such next Business Day.  The applicable In-Kind Redemption Basket and the Cash Redemption Amount will be transferred to the investor by the third NSCC business day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process.  Orders to redeem Creation Units outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of ETF Shares directly through DTC.  Such orders are deemed received by the Trust on the Transmittal Date if: (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time on the Transmittal Date; (ii) such order is accompanied or followed by the delivery of both (a) the Creation Unit(s), which delivery must be made through DTC to the Custodian no later than the DTC Cut-Off Time on the Business Day immediately following the Transmittal Date and (b) the Cash Redemption Amount by 12:00 p.m., Eastern time on the Business Day immediately following the Transmittal Date; and (iii) all other procedures set forth in the Participant Agreement are properly followed.  After the Trust has deemed such an order received, the Trust will initiate procedures to transfer, and expect to deliver, the requisite In-Kind Redemption Basket and any Cash Redemption Amount owed to the redeeming party by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Trust.

In the event that the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Units to be redeemed to the Transfer Agent, the Distributor will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing Shares as soon as possible.  Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash having a value (marked-to-market daily) at least equal to 105% of the value of the missing Shares, which the Manager may change from time to time.

The current procedures for collateralization of missing Shares require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately-available funds and shall be held by the Custodian and marked-to-market daily, and that the fees of the Custodian and any relevant sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant.  The Authorized Participant’s agreement will permit the Trust, on behalf of the ETF, to purchase the missing Shares at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such Shares and the value of the collateral.

The calculation of the value of the In-Kind Redemption Basket and the Cash Redemption Amount to be delivered/received upon redemption will be made by the Custodian computed on the Business Day on which a redemption order is deemed received by the Trust.  Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant or an Authorized Participant with the ability to transact through the Federal Reserve System, as applicable, not later than Closing Time on the Transmittal Date, and the requisite number of Shares of the ETF are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the In-Kind Redemption Basket and the Cash Redemption Amount to be delivered/received will be determined by the Custodian on such Transmittal Date.  If, however, either: (i) the requisite number of Shares of the ETF are not delivered by the DTC Cut-Off-Time, as described above, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date.  In such case, the value of the In-Kind Redemption Basket and the Cash Redemption Amount to be delivered/received will be computed on the Business Day following the Transmittal Date provided that the ETF Shares of the ETF are delivered through DTC to the Custodian by 11:00 a.m. the following Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the securities in the In-Kind Redemption Basket, the Trust may in its discretion exercise its option to redeem such ETF Shares in cash, and the redeeming beneficial owner will be required to receive its redemption proceeds in cash.  In addition, an investor may request a redemption in cash that the ETF may, in its sole discretion, permit.  In either case, the investor will receive a cash payment equal to the NAV of its ETF Shares based on the NAV of Shares of the relevant ETF next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the ETF’s brokerage and other transaction costs associated with the disposition of securities in the In-Kind Redemption Basket).

The ETF may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the In-Kind Redemption Basket, or cash in lieu of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV.  Redemptions of ETF Shares for the In-Kind Redemption Basket will be subject to compliance with applicable federal and state securities laws and the ETF (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific securities in the In-Kind Redemption Basket upon redemptions or could not do so without first registering the securities in the In-Kind Redemption Basket under such laws.  An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the In-Kind Redemption Basket applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash.  The Authorized Participant may request the redeeming beneficial owner of the ETF Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

DETERMINATION OF NET ASSET VALUE

The net asset value, or NAV, of Shares is calculated each business day as of the close of regular trading on the NYSE, generally 4:00 p.m. Eastern time.  The ETF’s NAV per Share is computed by dividing the net assets by the number of Shares outstanding.

TAXATION

The following supplements the tax information contained in the Prospectus.

For federal income tax purposes, the ETF is treated as a separate corporate entity and has elected and intends to continue to qualify as a regulated investment company under Subchapter M of the Code.  Such qualification generally relieves the ETF of liability for federal income taxes to the extent its earnings are distributed in accordance with applicable requirements.  If, for any reason, the ETF does not qualify for a taxable year for the special federal tax treatment afforded regulated investment companies, the ETF would be subject to federal tax on all of its taxable income at regular corporate rates, without any deduction for dividends to shareholders.  In such event, dividend distributions would be taxable as ordinary income to shareholders to the extent of such ETF’s current and accumulated earnings and profits and would be eligible for taxation at reduced rates through 2012 for non-corporate shareholders and for the dividends received deduction available in some circumstances to corporate shareholders.  Moreover, if the ETF were to fail to make sufficient distributions in a year, the ETF would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the ETF could be disqualified as a regulated investment company.

A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute currently an amount equal to at least 98% of their ordinary taxable income and 98.2% of their capital gain net income (excess of capital gains over capital losses), if any.  The ETF intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the ETF on December 31 of such year if such dividends are actually paid during January of the following year.

The tax principles applicable to transactions in financial instruments and futures contacts and options that may be engaged in by the ETF and investments in passive foreign investment companies (“PFICs”) are complex and, in some cases, uncertain.  Such transactions and investments may cause the ETF to recognize taxable income prior to the receipt of cash, thereby requiring the ETF to liquidate other positions or to borrow money so as to make sufficient distributions to shareholders to avoid corporate-level tax.  Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.  In addition, in the case of any shares of a PFIC in which the ETF invests, the ETF may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the ETF fails to make an election to recognize income annually during the period of its ownership of the PFIC shares.

Special rules govern the federal income tax treatment of certain transactions denominated in a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar.  The types of transactions covered by the special rules include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option, or similar financial instrument if such instrument is not marked to market.  The disposition of a currency other than the U.S. dollar by a taxpayer whose functional currency is the U.S. dollar is also treated as a transaction subject to the special currency rules.  However, foreign currency-related regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules applicable to other futures contracts unless an election is made to have such currency rules apply.  With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary income or loss.  A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts, and options that are capital assets in the hands of the taxpayer and which are not part of a straddle.  The Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a “Section 988 hedging transaction” will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code.  Any gain or loss attributable to the foreign currency component of a transaction engaged in by the ETF which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

Dividends and interest received, and gains realized, by the ETF on foreign securities may give rise to withholding and other taxes imposed by foreign countries.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

The ETF will be required in certain cases to impose “backup withholding” on taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the ETF when required to do so either that they are not subject to backup withholding or that they are “exempt recipients.”  Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder’s ultimate federal income tax liability if proper documentation is provided.

As a result of tax requirements, the Trust on behalf of the ETF has the right to reject an order to purchase Shares if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the ETF and if, pursuant to section 351 of the Code, the ETF would have a basis in the transferred securities different from the market value of such securities on the date of deposit.  The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

Except as described below, dividends paid by the ETF to non-U.S. Shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and net short-term capital gains.  In order to obtain a reduced rate of withholding, a non-U.S. Shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty.  The withholding tax does not apply to regular dividends paid to a non-U.S. Shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. Shareholder’s conduct of a trade or business within the United States.  Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. Shareholder were a U.S. Shareholder.  A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate).  A non-U.S. Shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, withholding tax will not apply to any distributions for non-U.S. Shareholder of net long-term capital gains over net short-term capital loss, or, through December 31, 2011, “interest-related” dividends and “short-term capital gain” dividends, or upon such a shareholders, sale or other disposition of Shares.

Income and Gains from Investments in REITs.  Dividends the ETF receives from REITs are “qualified dividend income” (as described in the Prospectus) only in limited circumstances.

The ETF may invest in REITs that (1) hold residual interests in real estate mortgage investment conduits (“REMICs”) or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools (“TMPs”) or have a qualified REIT subsidiary that is a TMP.  A portion of the net income allocable to REMIC residual interest holders may be an “excess inclusion.”  The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of REITs and regulated investment companies that hold residual REMIC interests and of REITs, or qualified REIT subsidiaries, that are TMPs.  Although those regulations have not yet been issued, in 2006 the Treasury Department and the Internal Revenue Service (“IRS”) issued a notice (“Notice”) announcing that, pending the issuance of further guidance, the IRS would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests or TMPs.

The Notice provides that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP’s excess inclusion income under a “reasonable method,” (2) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (3) inform shareholders that are not “disqualified organizations” (i.e., governmental units and tax-exempt entities that are not subject to the unrelated business income tax) of the amount and character of the excess inclusion income allocated thereto, (4) pay tax (at the highest federal income tax rate imposed on corporations) on the excess inclusion income allocated to its disqualified organization shareholders, and (5) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate.  Excess inclusion income allocated to certain tax-exempt entities (including qualified retirement plans, individual retirement accounts, and public charities) constitutes unrelated business taxable income to them.

A regulated investment company with excess inclusion income is subject to rules identical to those in clauses (2) through (5) (substituting “that are nominees” for “that are not ‘disqualified organizations’” in clause (3) and inserting “record shareholders that are” after “its” in clause (4)).  The Notice further provides that a regulated investment company is not required to report the amount and character of the excess inclusion income allocated to its shareholders that are not nominees, except that, (1) a regulated investment company with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (2) any other regulated investment company must do so by taking into account only excess inclusion income allocated to the regulated investment company from a REIT the excess inclusion income of which exceeded 3% of the REIT’s dividends.  The ETF will not invest directly in REMIC residual interests and does not intend to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP.

After calendar year-end, REITs can and often do change the category (e.g., ordinary income dividend, capital gain distribution, or return of capital) of the distributions they have made during that year, which would result at that time in the ETF’s also having to re-categorize some of the distributions it made to its shareholders.  These changes would be reflected in your annual IRS Form 1099, together with other tax information.  Those forms generally will be distributed to you in February of each year, although the ETF may, in one or more years, request from the IRS an extension of time to distribute those forms until mid-March to enable it to receive the latest information it can from the REITs in which it invests and thereby accurately report that information to you on a single form (rather than having to send you an amended form).

The foregoing discussion is based on federal tax law and regulations that are in effect on the date of this SAI; such law and regulations may be changed by legislative or administrative action, possibly retroactively.  Shareholders are advised to consult their tax advisers concerning their specific situations and the application of state, local and foreign taxes.

FINANCIAL STATEMENTS

The Financial Statements for the Large Cap Value ETF for the fiscal years ended October 31, 2010 and October 31, 2009 appear in Appendix D to this SAI and have been included in reliance upon such reports and on the authority of KMPG LLP as experts in accounting and auditing.

The audit report covering the October 31, 2010 financial statements of the ETF’s contains an explanatory paragraph that states that the accompanying financial statements have been prepared assuming that the ETF will continue as a going concern.  As discussed in Note 2 to the financial statements, the Manager has entered into a letter of intent concerning a transaction to sell its ownership interests in order to enable it to continue its operations, including paying its future obligations under its fee waiver and expense reimbursement agreements.  A sale of the Manager’s ownership interests, if consummated, may, depending upon a buyer’s future plans, result in the liquidation of the ETF.  If the Manager is unsuccessful in its efforts to consummate a transaction involving its ownership interests or to recapitalize, the ETF may be liquidated.  These conditions raise substantial doubt about the ETF’s ability to continue as a going concern.  Management’s plans in regard to these conditions are discussed in Note 2.  The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty. Note 2 has been updated by note 11 to the financial statements appearing in Appendix D.

Appendix A

Proxy Voting Policies and Procedures for the Trust

GRAIL ADVISORS ETF TRUST

Proxy Voting Policies and Procedures

Grail Advisors ETF Trust (the “Trust”) has adopted these Proxy Voting Policies and Procedures (the “Trust Policy”), as set forth below, in recognition of the fact that proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion in order to advance the best interests of shareholders of the series of the Trust (“Funds”).

The Funds are managed by Grail Advisors, LLC (“Manager”).  The Manager may retain a proxy voting service (“Proxy Voting Service”) to provide assistance regarding the objective review and voting of proxies on any assets held by the Funds that invest primarily in the securities of domestic issuers consistent with these Policies.

Shareholders of the Funds expect the Trust to vote proxies received from issuers whose voting securities are held by a Fund.  The Trust exercises its voting responsibilities as a fiduciary, with the goal of maximizing the value of the Trust’s and its shareholders’ investments.  For all of the Funds, the Manager seeks to ensure that proxies are voted in the best interests of the Trust, Fund and Fund shareholders.

I.                                         Delegation of Proxy Voting to Sub-advisers

Each of the Funds whose portfolio is managed by a sub-adviser (“Sub-Adviser”) shall vote all proxies relating to securities held by the Fund and, in that connection subject to any further policies and procedures contained herein, shall use proxy voting policies and procedures adopted by the Sub-Adviser in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”).  For securities in the portfolio of a Fund that is managed by more than one Sub-Adviser, each Sub-Adviser shall make voting decisions pursuant to their own proxy voting policies and procedures, as adopted in conformance with the Advisers Act for their respective portions of the Fund’s portfolio, except that, to the extent such a Fund has a primary Sub-Adviser (“Primary Sub-Adviser,” and with respect to each Fund a subset of the Fund’s Sub-Advisers), the securities of the Fund may be voted pursuant to the policies and procedures adopted by the Primary Sub-Adviser in conformance with the Advisers Act or, with respect to the various Sub-Advisers’ portions of the Fund’s portfolio, pursuant to each Sub-Adviser’s proxy voting policies and procedures, as adopted in conformance with the Advisers Act.

Except as noted below, the Trust Policy with respect to a Fund shall be the same as that adopted by the Primary Sub-Adviser or Sub-Adviser, as applicable, with respect to voting proxies held by its clients (the “Sub-Adviser Policy”).  Each Sub-Adviser Policy, as it may be amended from time to time, is hereby incorporated by reference into the Trust Policy.

II.                                     Material Conflicts of Interest

If (i) a Sub-Adviser knows that a vote presents a material conflict between the interests of: (a) shareholders of the Fund and (b) the Fund’s investment advisers (including Sub-Advisers), principal underwriter, or any of their affiliated persons, and (ii) the Sub-Adviser does not propose to vote on the particular issue in the manner prescribed by its Sub-Adviser Policy, then the Sub-Adviser will follow the material conflict of interest procedures set forth in its Sub-Adviser Policy when voting such proxies.

If a Sub-Adviser Policy provides that in the case of a material conflict of interest between Fund shareholders and another party, the Sub-Adviser will ask the Board of Trustees of the Trust (“Board”) to provide voting instructions, the Sub-Adviser, in its discretion, shall vote the proxies as recommended by an independent third party or according to its own proxy voting policy, or the Sub-Adviser shall abstain from voting the proxies altogether.

III.                                 Securities Lending Program

Certain of the Funds may participate in a securities lending program through a lending agent.  When a Fund’s securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion.  Where a Sub-Adviser determines, however, that a proxy vote may be material to the Fund or Trust, the Sub-Adviser should request that the Trust recall the security for the purposes of the Sub-Adviser voting the security.

IV.                                Disclosure of Proxy Voting Policies and Procedures in the Trust’s Statement of Additional Information (“SAI”)

The Trust shall include in its SAI a summary of the Trust Policy and of each Sub-Adviser Policy.  In lieu of including a summary of policy, the Trust may include the policies in full.

V.                                    Disclosure of Proxy Voting Policies and Procedures in Annual and Semi-Annual Shareholder Reports

The Trust shall disclose in its annual and semi-annual shareholder reports that a description of the Trust Policy and the Trust’s proxy voting record for the most recent 12 months ended June 30 are available on the Securities and Exchange Commission’s (“SEC”) website, and without charge, upon request, by calling a specified toll-free telephone number.  The Trust will send the foregoing documents within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

VI.                                Filing of Proxy Voting Record on Form N-PX

The Trust will annually file its complete proxy voting record with the SEC on Form N-PX.  The Form N-PX shall be filed for the twelve months ended June 30 no later than August 31 of that year.

VII.                            Manager, Sub-Adviser and Trust CCO Responsibilities

The Trust has delegated proxy voting authority with respect to Fund portfolio securities to the Fund’s Sub-Adviser(s), as set forth above.  Consistent with this delegation, each Sub-Adviser is responsible for the following:

1)              Implementing written policies and procedures, in compliance with Rule 206(4)-6 under the Advisers Act, reasonably designed to ensure that the Sub-Adviser votes portfolio securities in the best interest of shareholders of the Fund owning the portfolio securities voted.

2)              Providing the Manager, through a Primary Sub-Adviser, as applicable, with a quarterly certification indicating that the Sub-Adviser did vote proxies of the Fund in a manner consistent with the Sub-Adviser Policy.  If the Sub-Adviser voted any proxies in a manner inconsistent with the Sub-Adviser Policy, the Sub-Adviser will promptly provide the Manager with a report detailing the exceptions prior to the end of the quarter in which the exceptions occurred.

3)              Providing the Manager, through a Primary Sub-Adviser, as applicable, with a copy and description of the Sub-Adviser Policy prior to being approved by the Board as a Sub-Adviser for the Fund, accompanied by a certification that represents that the Sub-Adviser Policy has been adopted in conformity with Rule 206(4)-6 under the Advisers Act.  Thereafter, providing the Manager with notice of any amendment or revision to the Sub-Adviser Policy or with a description thereof.

4)              The Manager is required to report all material changes to a Sub-Adviser Policy quarterly to the Board.

5)              The annual written compliance report of the Trust’s Chief Compliance Officer (“CCO”) to the Board will contain a summary of the material changes to each Sub-Adviser Policy during the period covered by the report.

VIII.                        Review Responsibilities

The Trust may retain a proxy voting service (“Proxy Voting Service”) to coordinate, collect, and maintain all proxy-related information, and to prepare and file the Trust’s reports on Form N-PX with the SEC.

The Manager or, where applicable, a Primary Sub-Adviser will review the Funds’ voting records maintained by the Proxy Voting Service in accordance with the following procedures:

1)              Receive a file with the proxy voting information directly from the Sub-Adviser, as applicable, on a quarterly basis.

2)              Select a sample of proxy votes from the files submitted and examine them against the Proxy Voting Service files for accuracy of the votes.

To the extent that a Primary Sub-Adviser takes responsibility for reviewing a Fund’s voting records pursuant to this paragraph, the Primary Sub-Adviser will report the results of its review to the Manager.  The Trust will deliver instructions to shareholders on how to access proxy voting information in the Trust’s semi-annual and annual shareholder reports.

IX.                                Proxy Voting Service Responsibilities

Aggregation of Votes:

The Proxy Voting Service’s proxy disclosure system will collect Fund-specific voting records, including votes cast by multiple Sub-Advisers or third party voting services.

Reporting:

The Proxy Voting Service’s proxy disclosure system will provide the following reporting features:

1)              multiple report export options;

2)              report customization by Fund, account, portfolio manager, security, etc.; and

3)              account details available for vote auditing.

X.                                    Form N-PX Preparation and Filing

Fund Administrator will be responsible for oversight and completion of the filing of the Trust’s reports on Form N-PX with the SEC.  The Proxy Voting Service will prepare the EDGAR version of Form N-PX and will submit it to Fund Administrator for review and approval prior to filing with the SEC; the Fund Administrator in turn will submit it to the Trust for review and approval prior to filing with the SEC.  Upon the approval of the Trust and Fund Administrator, the Proxy Voting Service will file Form N-PX for each twelve-month period ended June 30.  The filing for each year will be made with the SEC on or before August 31 of that year.

XI.                                Recordkeeping

Records of all votes will be maintained by Proxy Voting Service.  Documentation of all votes for the Trust will be maintained by the Manager and/or the Proxy Voting Service. Such documentation will include the recommendations of the Sub-Advisers along with pertinent supporting comments and letters, the Trust Policy, any additional information gathered by the Manager, minutes from any meeting at which the Board considered a proxy voting matter, the conclusion of the Board and the Trust’s final vote.

Adopted: March 18, 2009

Appendix B

Proxy Voting Policies and Procedures for ABA

AMERICAN BEACON ADVISORS, INC.

PROXY VOTING POLICY AND PROCEDURES

FOR GRAIL AMERICAN BEACON LARGE CAP VALUE ETF

AmBeacon is the primary sub-advisor to the Grail American Beacon Large Cap Value ETF (the “ETF”).  The ETF’s Board of Trustees has delegated to AmBeacon the authority to vote proxies for the ETF in accordance with the policies and procedures set forth below in the sections titled Voting Policies and Voting Procedures.

VOTING POLICIES

1.                                       Routine Proposals - Routine proxy proposals are most commonly defined as those that do not change the structure, bylaws, or operations of the corporation to the detriment of the shareholders.  The proposals are consistent with industry standards as well as the corporate laws in the state of incorporation.  Traditionally, these include:

•                                          Location of annual meeting

•                                          Employee stock purchase plan

•                                          Appointment of auditors

•                                          Corporate strategy

•                                          Director indemnification and liability protection

•                                          Reincorporation

AmBeacon’s policy is to support management on these routine proposals.

2.                                       Social, Political and Environmental Proposals - Issues which can be characterized as non-financial or non-business issues involving social, political and environmental issues will result in voting to support management.  Financial interests of the shareholders are the only consideration for proxy voting decisions.

3.                                       Shareholder Equality Proposals - Issues that do not discriminate against certain shareholders will be supported.  Non-discriminatory proposals include:

A.                                   Anti-greenmail - Provisions that require that the price paid to the greenmailer must be extended to all shareholders of record will be supported.

B.                                     Fair price provisions - Provisions that guarantee an equal price to all shareholders will be supported.

4.                                       Non-routine proposals - Issues in this category are more likely to affect the structure and operation of the corporation and, therefore have a greater impact on the value of the shareholders’ investment.  All situations will be viewed individually and independently with the focus on the financial interest of the shareholders.

Various factors will contribute in the decision-making process assessing the financial interest of the shareholders.  Consideration should be given first and foremost to the board of directors.  The board of directors oversees the management of the company, makes decisions on the most important issues and is a representative of the shareholders. To the degree that the board is independent (defined as at least 75% of members are independent, having no personal or business relationship with management, as defined by the relevant exchange), capable and dedicated to the shareholders, support should be for the board’s recommendations.

Management’s record, strategy and tenure will contribute in the decision-making process.  The tendency will be to side with management if, in the past, it has shown the intent and ability to maximize shareholder wealth over the long term. Management will not be judged on a quarter-by-quarter basis, but judged on decisions that are consistent with the long-term interests of the shareholders of the company.

The following are specific issues that directly impact the financial interest of the shareholders.

A.                                   Board of Directors

a.                                       Uncontested elections - AmBeacon will support management’s slate during uncontested elections if the board is independent.  The company is the best judge of who is able and available to serve, and who will work well together.

b.                                      Contested elections - will be evaluated on a case-by-case basis.  Both slates of candidates will be evaluated based on a thorough analysis of each contesting side.

c.                                       Independent compensation committee - an independent committee will best represent shareholder interests and guards against conflicts of interest in executive pay decisions.  An independent or majority independent committee will have no financial interest in the outcome.  AmBeacon will support proposals for independent compensation committees.

d.                                      Independent nominating committee — AmBeacon believes that independent directors selected by a committee of independent directors will be more likely to question the CEO’s business judgment. Therefore, AmBeacon will support proposals for independent nominating committees.

e.                                       Classified boards - A typical classified board is divided into 3 groups with one group standing for election every third year.  AmBeacon believes that shareholders benefit from the structure as classified boards provide stability of leadership and continuity of management and policy that is crucial when evaluating company issues.  Therefore, AmBeacon’s policy is to support classified boards, unless an independent board proposes to declassify itself, in which case AmBeacon will support management.

f.                                         Cumulative voting - Under cumulative voting, shareholders are entitled to a number of votes equal to the number of board seats open for election, times the number of shares held.  The votes can be cast for one nominee or apportion them, equally or not, amongst the nominees.  AmBeacon believes that each director should act for the benefit of all shareholders and therefore should not be elected by a special group of shareholders.  As a result, AmBeacon does not support cumulative voting.  Directors have the fiduciary responsibility to protect and enhance the interests of all shareholders.  The potential disruption caused by a minority director with a special agenda is potentially damaging to a majority of shareholders.  Directors should act in the benefit of the majority, not the minority.

g.                                      Independent boards — AmBeacon believes independent boards will permit clear and independent decision-making, benefiting shareholders’ long-term interests.  Board members who are independent are more likely to protect shareholders’ interests than company executives or other insiders. An “independent director” is defined as an individual who has had no personal or business relationship with management, as defined by the relevant exchange.  While AmBeacon’s policy is to generally support independent boards, there is no objection to including up to 25% of insiders or affiliated outsiders on the board.  Inside directors have intimate knowledge of the company that will be beneficial during discussions of the company’s long-term prospects.  If the board is less than 75% independent, AmBeacon will withhold their vote for non-CEO board members that are not independent.

h.                                      Separate chairman, CEO positions - Proponents contend that an individual with both positions is accountable to no one.  The CEO is a management employee, responsible for day-to-day operations, implementing corporate strategy, and accountable to the board.  The chairman is responsible for the overall direction of the company, protecting the shareholders’ interests, evaluating the performance of the CEO, and is accountable to the shareholders.

Opponents contend it would dilute the power of the CEO to provide effective leadership, create a potential rivalry between the two positions leading to compromise rather than decisive action, insulate the CEO from being held accountable by the board if the chairman is overprotective, and finally, may cause confusion by having two public spokesmen.  Despite the widespread use of this structure in Britain, it is relatively revolutionary in the U.S.  If the board is independent, AmBeacon will support the company’s recommendation regarding separate chairman, CEO positions.  Other situations will be evaluated on a case-by-case basis.

i.                                          Minimum director stock / fund ownership - proponents contend that a director’s interests will be more aligned with shareholders if the director has a personal stake in the company.  Additionally, many companies are providing part of their compensation in the form of stock for directors.

Opponents contend that minimum stock/fund ownership requirements will restrict the search to qualified, wealthy board candidates.  This could eliminate other candidates who may not be able to pay the price of the required stock.

AmBeacon will not support proposals for minimum director stock ownership.

j.                                          Majority vote to elect directors — Shareholder concern about director elections is an outgrowth of their concern about director accountability in the aftermath of corporate scandals.  Opponents argue that because of the “holdover” provision applicable to most directors, a resignation policy could be more effective in actually effecting the removal of an unpopular director.  Proponents maintain that a resignation policy approach still leaves such a director technically “elected” and puts the onus on other board members to take action against one of their colleagues.

AmBeacon will support proposals for a majority vote requirement to elect directors.

k.                                       Increase/decrease size of board — The board and management are in the best position to determine the structure for the board.  If the board is independent, AmBeacon will support proposals to increase or decrease the size of the board if the board will be comprised of at least 5 but no more than 20 members.  Outside of this range, AmBeacon will vote against a change in the size of a board of directors.

l.                                          Limit number of boards served — The board and management are in the best position to determine the structure for the board.  AmBeacon will not support proposals to limit the number of boards a director may serve on.

m.                                    Term limits - Opponents of term limits sustain that the board and management are in the best position to determine a workable, efficient structure for the board. Furthermore, shareholders may approve or disapprove of certain directors with their vote at annual meetings.  The board should be free to identify the individuals who will best serve the shareholders.  Supporters of term limits say that limiting the number of years that a director can serve on the board provides a built-in mechanism to force turnover. A structure that specifically limits the period of time a director can serve provides opportunities for recruiting directors with new ideas and perspectives.

AmBeacon will not support proposals to institute term limits.

B.                                     Executive / Director compensation

a.                                       Incentive/Stock option plans (establish, amend, add) - proponents contend that incentive/stock option plans are designed to attract, hold and motivate management.  Shareholders generally favor these plans, as top managers should have a stake in their company that ties compensation to performance.  By aligning management’s interests with shareholders toward a goal of increasing shareholder value, better returns usually result.

Opponents contend that incentive/stock option plans may dilute the shareholders’ claim on profits and assets and may lead to a shift in the balance of voting control.  Additionally, easily attainable incentive goals may not provide the necessary incentive for management.

If the board is independent and if the company has performed well over the previous 3- or 5- year period, AmBeacon will generally support these plans.  However, AmBeacon will not support plans that permit:

•                                          Dilution in excess of the company’s peer group, unless overall executive compensation levels (including the value of the options) are at or below the peer group; or

•                                          Repricing/replacing underwater options

b.                                      Discounted stock options - options that may be exercised at prices below the stock’s fair market value on the award date.  Sometimes called non-qualified options, these options are granted “in-the-money” or immediately exercisable for a profit.  AmBeacon does not support discounted stock options, as they do not give management much incentive to increase share value, while the purpose of granting stock options is to align executives’ interests with those of the shareholders.

c.                                       Exchange of underwater options - options with an exercise price higher than the market price are considered “underwater” and, needless to say, unattractive.  AmBeacon does not support the exchange of underwater options that result in a financial gain to the participants since other shareholders have no such protection from falling stock prices and since executives would bear no risk if management is willing to bail them out when the stock price falls.  AmBeacon will support the exchange of underwater options that do not result in a financial gain to the participants.

d.                                      Cap or limit executive and director pay - AmBeacon will not support capping or limiting executive or director pay.  Pay flexibility is necessary to motivate and retain top quality executives and align shareholder and management interests.

e.                                       Link pay to performance - Proponents contend that by linking pay to performance management’s interests will be aligned with shareholders.  Management with compensation packages containing little volatility or risk may have a goal other than maximizing shareholder wealth.  As a result, AmBeacon will support proposals to link pay to performance.  However, AmBeacon will not support proposals requiring that an excessive portion (75% or more) of equity compensation be performance based.

f.                                         Golden parachute provisions - provide severance payments to top executives who are terminated or demoted after a change in control (takeover).  They provide some financial security to executives relieving potential anxiety as they negotiate and impartially evaluate future takeover bids.  This provision will allow executives to not oppose a merger that might be in the best interests of the shareholders but may cost them their job.  Parachutes may also benefit shareholders as they aid in the attraction and retention of managers.

However, opponents contend the existence of these provisions can discourage takeover attempts, as significant sums may have to be paid to company executives.  Executives are already well paid to manage the company and should not have an extra reward.  Additionally, shareholder approval is generally not necessary for enactment of this provision.

Properly conceived, golden parachutes can free management to act in the best interests of shareholders.  Often, however, it is clearly an attempt to raise the cost to a third party of acquiring the company.  Other criteria for analyzing the actual approval of parachute plans might include necessity, breadth of participation, payout size, sensitivity of triggers and leveraged buyout restrictions.  If the board is independent and the company has performed well over the previous 3- or 5-year period, AmBeacon will support golden parachute provisions.

g.                                      Executive incentive bonus plans - Section 162(m) of the Internal Revenue Code of 1986, as amended, prohibits companies from deducting more than $1 million in compensation paid to each of the top five executives, unless the compensation is paid under a performance-based, shareholder approved plan.  To maintain compliance, these performance-based plans require shareholder approval every five years.

Cash bonus plans can be an important part of an executive’s overall pay package, along with stock-based plans tied to long-term total shareholder returns. Over the long term, stock prices are an excellent indicator of management performance. However, other factors, such as economic conditions and investor reaction to the stock market in general, and certain industries in particular, can greatly impact the company’s stock price. As a result, a cash bonus plan can effectively reward individual performance and the achievement of business unit objectives that are independent of short-term market share price fluctuations. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

Generally, AmBeacon will support these performance-based plans. However, if the compensation committee is not 100% independent, the proposal will be decided on a case-by-case basis.

h.                                      Supplemental executive retirement plans (SERPs) - Supplemental executive retirement plans (SERPs) provide supplemental retirement benefits for executives in excess of IRS compensation limitations. SERPs are unfunded plans and payable out of the company’s general assets.  The ability of a company to offer a SERP could affect the company’s ability to compete for qualified senior executives, and could place the company at a competitive disadvantage to its peers.

Opponents contend that such benefits are unnecessary given the high levels of executive compensation at most companies.

Generally, AmBeacon will support SERPs. However, if the compensation committee is not 100% independent, the proposal will be decided on a case-by-case basis.

i.                                          Shareholder Proposal Regarding Advisory Vote on Executive Compensation - Proponents are urging boards to adopt a policy to allow shareholders an opportunity to vote on an advisory management resolution at each annual meeting to ratify compensation of the named executive officers (NEOs) as set forth in the proxy statement’s summary compensation table.  The vote would be non-binding and would not affect any compensation paid or awarded to any NEO.

If the board is independent, AmBeacon will support management.  All other proposals will be decided on a case-by-case basis.

C.                                     RIC Contracts and Policies

a.                                       Investment Advisory Contracts - All proposals regarding new investment advisory contracts or amendments to existing contracts will be reviewed on a case-by-case basis.  Due to the complex and varied nature of these proposals, the principal emphasis will be on the financial ramifications of the proposal for AmBeacon’s shareholders.

b.                                      Distribution Plans - All proposals pertaining to a RIC’s distribution plan will be reviewed on a case-by-case basis, weighing any proposed additional fees to be paid by shareholders against the potential benefits.  The analysis will foremost consider the effects of the proposal on the shareholders.

c.                                       Fundamental Objectives / Policies - All proposals regarding the fundamental investment objectives or policies of a RIC will be reviewed on a case-by-case basis.  Due to the complex and varied nature of these proposals, the principal emphasis will be on the financial ramifications of the proposal for the shareholders.

D.                                    Confidential voting — AmBeacon believes that confidential voting restricts communication between shareholders and management.  Additionally, the system of free and open proxy voting protects shareholder interests and ensures that the fiduciary obligations of investment funds are met.  These representatives are then fully accountable to their constituents.  Confidential voting is also expensive, as voting must be tabulated by a third party before presentation.  AmBeacon will not support confidential voting.  Management cannot address shareholder concerns if they cannot identify the dissenting voters.  Undue pressure will not be condoned but our concern is that communication might be diminished during a time when shareholders are considering significant issues.  Implementing confidential voting is not an acceptable tradeoff for the potential loss of open dialogue.

E.                                      Supermajority-voting provisions - Proponents contend that a broad agreement should be reached on issues that may have a significant impact on the company.  Supermajority vote requirements usually require a level of voting approval in excess of a simple majority of the outstanding shares.  Usually this range is from 66% to 80%, but in some cases even higher.

Opponents contend that supermajority-voting provisions detract from a simple majority’s power to enforce its will.  In many cases, the supermajority requirement will make it impossible to repeal or enact proposals due to the number of votes needed.  Matters of corporate policy, a sale of assets or a sale of the entire company should ordinarily only require a majority of shareholders.

AmBeacon will support supermajority provisions up to 67%.  All situations regarding supermajority-voting provisions larger than 67% will be reviewed on a case-by-case basis.

F.                                      Right to call a special meeting — Proponents seek to change company’s bylaws and other appropriate governing documents to allow shareholders of between 10% and 25% of outstanding common stock to call a special meeting.  Proponents believe special meetings will allow shareholders to vote on urgent matters that may arise between regularly scheduled meetings.

Opponents contend that typically company regulations allow for majority shareholders to call special meetings which is a reasonable threshold in order to avoid the expense of unnecessary meetings.

AmBeacon will support these proposals if proposed by management and the board is independent.  However, if proposed by shareholders, AmBeacon will support proposals for the right to call a special meeting by shareholders of 30% or greater of outstanding common stock.

G.                                     Anti-takeover proposals — Poison pills, preemptive rights, fair pricing and dual class voting provisions force potential bidders to deal directly with the board of directors.  The board’s role is to protect shareholders against unfair and unequal treatment and guard against partial tender offers and other abusive tactics.  Fair and equitable offers will not be prevented and will equally benefit all shareholders.

a.                                       Poison pills (Shareholder rights plans) - protect shareholders from coercive and unfair offers.  Therefore, all shareholders should receive a better/fairer offer.  If the board is independent, AmBeacon will support poison pills. If the board is not independent, each situation involving poison pills will be decided on a case-by-case basis.

b.                                      Preemptive rights - enable shareholders to retain the same percentage of ownership during additional stock offerings.  This eliminates the effect of dilution on the shareholder.  AmBeacon will support preemptive rights.

c.                                       Fair pricing provisions - require that if offers are not approved by the board, the bidder must pay the same “fair” price for all shares purchased.  The fair price is usually defined as the highest price paid by the bidder for shares acquired before the start of the tender offer.  This provision attempts to prevent “two-tiered” offers in which the bidder offers a premium for sufficient shares to gain control then offers a much lower price to the remaining holders.  AmBeacon will support fair pricing provisions.

d.                                      Dual class voting provisions - create unequal voting rights among different shareholders.  These provisions allow companies to raise capital and expand while letting management maintain control without fear of being acquired.  However, these provisions enable management to become entrenched, as it is an anti-takeover mechanism.  With management controlling the voting power, no one will pay a premium for shares of a company when there is no way for them to obtain voting control of the company.  AmBeacon will not support dual class voting provisions.

H.                                    Stock related proposals

a.                                       Increase authorized common/preferred stock - A request for additional shares of stock was, in the past, considered a routine voting item.  Companies usually state it is for a specific use, such as a stock split, acquisition or for “general corporate purposes.”  However, an abundance of authorized but unissued shares can become an anti-takeover measure, such as implementing a poison pill or placing a large block of stock with a friendly holder to maintain control.

If the board is independent, AmBeacon will support increases in common/preferred stock.  The authorization will give companies the ability and flexibility to finance corporate growth.  If the board is not independent, AmBeacon will not support increases in common/preferred stock.

b.                                      Targeted share placements - the issuance of a specific block of company securities to a friendly shareholder.  These placements are often used to defend against an unfriendly takeover or to obtain favorable financing and may be executed using common stock, preferred stock or convertible securities.  Targeted share placements are often less expensive to execute than issuing stock, they do not require the high interest rates of traditional debt and a placement can be structured for the benefit of the limited number of parties.  Additionally, share placements can be executed fairly quickly and shareholder approval is not required.

Opponents contend targeted placements give selected shareholders an unfair access to valuable securities while diluting current shareholder’s proportional ownership and voting interests.  Additionally, critics contend that not only do targeted share placements serve to entrench management, but also the holder of the share placement may have a senior claim or return from company assets.

All situations regarding targeted share placements will be reviewed on a case-by-case basis.  Since such stock could be used to dilute the ownership rights of current shareholders, shareholders should have the opportunity to analyze the proposal to determine whether it is in their best economic interests.

I.                                         Mergers, Acquisitions, Restructurings - These transactions involve fundamental changes in the structure and allocation of a company’s assets.  Financial considerations are foremost in these transactions but ERISA fiduciaries are not obligated to take an offer if they feel the long-term interests of AmBeacon, as a shareholder will be best served by the company continuing as is.

All situations regarding mergers, acquisitions, or restructuring will be reviewed on a case-by-case basis.  Due to the complexity and company-specific nature of these proposals, the principal emphasis will be on the financial ramifications of the proposal.

5.                                       Other Business — AmBeacon will support management with respect to “Other Business.”

6.                                       Adjourn Meeting — AmBeacon will support management with respect to proposals to adjourn the shareholder meeting.

All other issues will be decided on a case-by-case basis.  As with other non-routine proposals, decisions will be based primarily on management and board responsiveness to enhancing shareholder wealth.

VOTING PROCEDURES

1.                                       Voting — AmBeacon has retained a proxy voting consultant (the “Consultant”) to provide assistance regarding the objective review and voting of proxies on any assets held by the ETF.  The Consultant has been instructed by AmBeacon to vote proxies in accordance with the Voting Policies set forth above, unless it is notified to vote otherwise by AmBeacon in writing.  AmBeacon may decide to instruct the Consultant to vote in a manner different than specified in the Voting Policies if it determines that such a variance from the Voting Policies would be in the best interests of shareholders of the ETF.  In making such a determination, AmBeacon will conduct its analysis of the proxy proposal, which may include, among other things, discussing the issue with sub-advisors holding the security to determine their recommended voting position.  Issues requiring analysis on a case-by-case basis will be voted according to the Consultant’s recommendation when all accounts for which AmBeacon is voting own in the aggregate less than 1% of the company’s outstanding shares and less than $3 million of the company’s market capitalization.

Except as otherwise noted, items to be evaluated on a case-by-case basis and proposals not contemplated by the Voting Policies will be assessed by AmBeacon.  In these situations, AmBeacon will use its judgment in directing the Consultant to vote in the best interests of the shareholders of the ETF and will adopt changes to the Voting Policies when appropriate.

2.                                       Conflicts of Interest - If AmBeacon knows that a vote presents a material conflict between the interests of: (a) shareholders of the ETF and (b) an investment adviser (including AmBeacon) to the ETF or any of its affiliated persons, AmBeacon will ask the ETF’s Board of Trustees to provide voting instructions.  This may result in AmBeacon voting differently for the ETF than for other accounts.

3.                                       Securities on Loan — If the ETF engages in securities lending, AmBeacon will implement the following procedures to determine whether to vote securities on loan.  AmBeacon has instructed the Consultant to provide notification of the occurrence of a future shareholder meeting prior to the record date.  AmBeacon will determine whether or not to recall shares of the applicable security that are on loan with the intent of voting such shares in accordance with the Voting Policies, based on factors including the nature of the meeting (i.e., annual or special), the percentage of the proxy issuer’s outstanding securities on loan, any other information regarding the proxy proposals of which AmBeacon may be aware, and the loss of securities lending income to the ETF as a result of recalling the shares on loan.

Appendix C

Description Of Securities Ratings

A.	Long-Term Ratings

1.

Moody’s Investors Service — Long-Term Corporate Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

2.	Standard and Poor’s — Long-Term Issue Credit Ratings (including Preferred Stock)

Issue credit ratings are based, in varying degrees, on the following considerations:
• Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
• Nature of and provisions of the obligation;
• Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Note

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note	Plus (+) or minus (-). The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

3.

Fitch — International Long-Term Credit Ratings

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

The following rating scale applies to foreign currency and local currency ratings:

Investment Grade

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity.  This is the lowest investment grade category.

Speculative Grade

BB

Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC	Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

CC	Default of some kind appears probable.

C	Default is imminent.

RD	Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D	Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

• Failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

• The bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor;

• The distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Note

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

B.	Preferred Stock Ratings

1.	Moody’s Investors Service

aaa

An issue which is rated “aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa

An issue which is rated “aa” is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

a

An issue which is rated “a” is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “aaa” and “aa” classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa

An issue which is rated “baa” is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba

An issue which is rated “ba” is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b

An issue which is rated “b” generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa	An issue which is rated “caa” is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca	An issue which is rated “ca” is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c	This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note

Moody’s applies numerical modifiers 1, 2, and 3 in each rating classification; The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

C.	Short Term Ratings

1.	Moody’s Investors Service

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term. programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note	Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

2.	Standard and Poor’s

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1

A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2

A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3	A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note

Dual Ratings. Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

3.	Fitch

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1	Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D	Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Note

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Appendix D

Financial Statements

GRAIL AMERICAN BEACON LARGE CAP VALUE ETF

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2010

Investments	Shares	Value
COMMON STOCKS—90.8%
Automobiles & Components—0.7%
Johnson Controls, Inc.	179	$6,286
Toyota Motor Corp. (Japan)(a)	80	5,666
Total Automobiles & Components		11,952
Banks—5.9%
Banco Santander SA (Spain)(a)	980	12,554
East West Bancorp, Inc.	327	5,765
KeyCorp	496	4,062
M&T Bank Corp.	150	11,213
Mitsubishi UFJ Financial Group, Inc. (Japan)(a)	1,665	7,759
PNC Financial Services Group, Inc.	295	15,900
SunTrust Banks, Inc.	117	2,927
Wells Fargo & Co.	1,125	29,340
Zions Bancorporation	400	8,264
Total Banks		97,784
Capital Goods—9.7%
3M Co.	77	6,485
Boeing Co.	292	20,627
Cummins, Inc.	61	5,374
Deere & Co.	185	14,208
Eaton Corp.	36	3,198
Empresa Brasileira de Aeronautica SA (Brazil)(a)	197	5,683
General Electric Co.	366	5,863
Honeywell International, Inc.	225	10,600
Lockheed Martin Corp.	219	15,613
Northrop Grumman Corp.	383	24,209
PACCAR, Inc.	356	18,249
Raytheon Co.	128	5,898
Shaw Group, Inc.*	176	5,379
SPX Corp.	185	12,406
Tyco International Ltd. (Switzerland)	211	8,077
Total Capital Goods		161,869
Commercial & Professional Services—0.5%
RR Donnelley & Sons Co.	418	7,712
Consumer Durables & Apparel—0.8%
Polo Ralph Lauren Corp. Class A	131	12,691
Consumer Services—0.8%
Carnival Corp. (Panama)	151	6,519
McDonald’s Corp.	91	7,077
Total Consumer Services		13,596
Diversified Financials—8.0%
Bank of America Corp.	3,040	34,778
Bank of New York Mellon Corp.	182	4,561
Capital One Financial Corp.	190	7,081
Charles Schwab Corp.	401	6,175
Citigroup, Inc.*	3,523	14,691

Investments	Shares	Value
Goldman Sachs Group, Inc.	47	$7,565
JPMorgan Chase & Co.	1,328	49,973
Morgan Stanley	383	9,525
Total Diversified Financials		134,349
Energy—10.0%
BP PLC (United Kingdom)(a)*	256	10,452
Chevron Corp.	206	17,018
ConocoPhillips	916	54,410
Exxon Mobil Corp.	223	14,823
Hess Corp.	215	13,551
Marathon Oil Corp.	215	7,648
QEP Resources, Inc.	211	6,969
Royal Dutch Shell PLC Class B (United Kingdom)(a)	377	24,249
Transocean Ltd. (Switzerland)*	134	8,490
Weatherford International Ltd. (Switzerland)*	533	8,960
Total Energy		166,570
Food & Staples Retailing—2.4%
CVS Caremark Corp.	275	8,283
Safeway, Inc.	718	16,442
Wal-Mart Stores, Inc.	292	15,818
Total Food & Staples Retailing		40,543
Food, Beverage & Tobacco—5.1%
Coca-Cola Co.	85	5,212
ConAgra Foods, Inc.	547	12,302
Diageo PLC (United Kingdom)(a)	160	11,840
Hershey Co.	248	12,274
HJ Heinz Co.	237	11,639
Kraft Foods, Inc. Class A	90	2,904
Lorillard, Inc.	33	2,816
PepsiCo, Inc.	85	5,551
Philip Morris International, Inc.	174	10,179
Unilever NV (Netherlands)	332	9,857
Total Food, Beverage & Tobacco		84,574
Health Care Equipment & Services—2.4%
Baxter International, Inc.	225	11,453
CIGNA Corp.	212	7,460
Covidien PLC (Ireland)	177	7,057
Hospira, Inc.*	231	13,740
Total Health Care Equipment & Services		39,710
Insurance—4.9%
ACE Ltd. (Switzerland)	122	7,249
Allstate Corp.	417	12,714
Genworth Financial, Inc. Class A*	697	7,904
Hartford Financial Services Group, Inc.	402	9,640
Lincoln National Corp.	247	6,047
MetLife, Inc.	401	16,172
Prudential Financial, Inc.	82	4,312

2

Investments	Shares	Value
Insurance—4.9% (continued)
Travelers Cos., Inc.	135	$7,452
XL Group PLC Class A (Ireland)	495	10,469
Total Insurance		81,959
Materials—3.3%
Air Products & Chemicals, Inc.	74	6,288
Cliffs Natural Resources, Inc.	140	9,128
Dow Chemical Co.	646	19,916
International Paper Co.	280	7,078
Newmont Mining Corp.	80	4,870
PPG Industries, Inc.	111	8,514
Total Materials		55,794
Media—2.1%
Comcast Corp. Class A	536	10,361
Interpublic Group of Cos., Inc.*	523	5,413
Time Warner Cable, Inc.	106	6,134
Time Warner, Inc.	403	13,102
Total Media		35,010
Pharmaceuticals, Biotechnology & Life Sciences—6.2%
Abbott Laboratories	230	11,804
Amgen, Inc.*	85	4,861
Eli Lilly & Co.	620	21,824
Johnson & Johnson	268	17,063
Merck & Co., Inc.	630	22,856
Pfizer, Inc.	1,459	25,387
Total Pharmaceuticals, Biotechnology & Life Sciences		103,795
Real Estate—0.5%
Annaly Capital Management, Inc.	503	8,908
Retailing—5.0%
Abercrombie & Fitch Co. Class A	280	12,001
Gap, Inc.	1,147	21,805
Home Depot, Inc.	689	21,276
J.C. Penney Co., Inc.	624	19,456
Limited Brands, Inc.	103	3,027
Target Corp.	117	6,077
Total Retailing		83,642
Semiconductors & Semiconductor Equipment—2.1%
ASML Holding NV Class G (Netherlands)	80	2,655
Intel Corp.	578	11,600
Micron Technology, Inc.*	410	3,391
Texas Instruments, Inc.	600	17,742
Total Semiconductors & Semiconductor Equipment		35,388
Software & Services—8.3%
Accenture PLC Class A	70	3,130
CA, Inc.	912	21,167

3

Investments	Shares	Value
eBay, Inc.*	470	$14,011
International Business Machines Corp.	309	44,372
Intuit, Inc.*	244	11,712
Microsoft Corp.	776	20,673
Oracle Corp.	777	22,844
Total Software & Services		137,909
Technology Hardware & Equipment—5.2%
Apple, Inc.*	69	20,760
Avnet, Inc.*	120	3,574
Cisco Systems, Inc.*	340	7,762
EMC Corp.*	730	15,337
Hewlett-Packard Co.	558	23,469
Molex, Inc. Class A	366	6,248
Tyco Electronics Ltd. (Switzerland)	320	10,138
Total Technology Hardware & Equipment		87,288
Telecommunication Services—2.6%
Vodafone Group PLC (United Kingdom)(a)	1,611	44,319
Transportation—0.6%
FedEx Corp.	108	9,474
Utilities—3.7%
Dominion Resources, Inc.	259	11,256
Edison International	236	8,708
Entergy Corp.	52	3,876
Exelon Corp.	397	16,205
NextEra Energy, Inc.	323	17,778
Questar Corp.	211	3,581
Total Utilities		61,404
TOTAL COMMON STOCKS (Cost $1,371,769)		1,516,240
SHORT-TERM INVESTMENT—2.0%
Bank Deposit—2.0%
Bank of New York Cash Reserve 0.08%† (Cost $33,254)	33,254	33,254
Total Investments—92.8% (Cost $1,405,023)		1,549,494
Other Assets in Excess of Liabilities—7.2%		120,196
Net Assets—100.0%		$1,669,690

(a)	American Depositary Receipts.

*	Non-income producing security.

†	Represents average annualized seven-day yield as of October 31, 2010.

The accompanying notes are an integral part of these financial statements.

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STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 2010

Grail American Beacon Large Cap Value ETF

Investments, at cost:	$1,405,023
Investments, at fair value (Note 3)	1,549,494
Cash	—

Capital shares sold	1,669,448
Due from manager	340,937
Investment in securities sold	9,167
Dividends and interest receivable	1,822
Deferred offering costs	—
Other Assets	2,287
Total Assets	3,573,155

Capital shares redeemed	1,669,448
Investment securities purchased	3,784
Compliance fees	38,860
Trustee fees	6,190
Advisory fees	1,829
Other accrued expenses	183,354
Total Liabilities	1,903,465
NET ASSETS	$1,669,690

Paid-in capital	$1,379,987
Undistributed (accumulated) net investment income (loss)	(13,779)
Undistributed (accumulated) net realized gain (loss) on investments	159,011
Net unrealized appreciation on investments	144,471
NET ASSETS	$1,669,690
Shares outstanding (unlimited number of shares of beneficial interest authorized, without par value)	50,022
Net asset value, per share	$33.38

The accompanying notes are an integral part of these financial statements.

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STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED OCTOBER 31, 2010

Grail American Beacon Large Cap Value ETF

Dividends and interest income*	$55,610

Organizational and offering fees	44,374
Professional fees	37,380
Compliance fees	26,301
Administration fees	25,212
Custody fees	25,196
Exchange listing fees	16,215
Advisory fees	12,452
Trustees fees	10,473
Insurance fees	4,904
Transfer agent fees	3,779
Shareholder reporting fees	3,305
Miscellaneous fees	690
Pricing fees	—
Total Expenses	210,281
Less expense waivers/ reimbursements	(190,607)
Net Expenses	19,674
Net Investment Income (Loss)	35,936

Net realized gain (loss) on investments	$60,626
Net realized gain on in-kind transactions	224,911
Total realized gain (loss)	285,537
Change in net unrealized appreciation on investments	1,035
Net realized and unrealized gain on investments	286,572
Net increase in net assets resulting from operations	$322,508

* Net of foreign taxes withheld of:	$424

The accompanying notes are an integral part of these financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	Grail American Beacon Large Cap Value ETF
	For the Year Ended October 31, 2010	For the Period May 1, 2009* Through October 31, 2009

Net investment income (loss)	$35,936	$25,887
Net realized gain (loss) on investments	285,537	471,942
Net change in unrealized appreciation on investments	1,035	143,436
Net increase in net assets resulting from operations	322,508	641,265

Net investment income	(93,890)	—
Net realized gains	(72,720)	—
Total distributions	(166,610)	—

Proceeds from shares sold	192,367,175	94,010,886
Cost of shares redeemed	(193,887,221)	(91,717,313)
Net increase (decrease) in net assets resulting from shareholder transactions	(1,520,046)	2,293,573
Increase (decrease) in net assets	(1,364,148)	2,934,838

Beginning of period	3,033,838	99,000
End of period	$1,669,690	$3,033,838
Including undistributed net investment income (loss) as follows:	$(13,779)	$44,175

Shares outstanding, beginning of period	100,022	3,960
Shares sold	6,050,000	3,250,000
Shares redeemed	(6,100,000)	(3,153,938)
Shares outstanding, end of period	50,022	100,022

* Commencement of operations.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS

	Grail American Beacon Large Cap Value ETF
	For the Year Ended October 31, 2010	For the Period May 1, 2009(1) Through October 31, 2009

Net asset value, beginning of period	$30.33	$25.00
Net investment income (loss)(2)	0.46	0.22
Net realized and unrealized gain on investments	4.26	5.11
Total gain from investment operations	4.72	5.33

Net investment income	(0.94)	—
Net realized gains	(0.73)	—
Total distribution to shareholders	(1.67)	—
Net asset value, end of period	$33.38	$30.33
Total Return at NAV(3)	15.99%	21.32%
Total Return at Market(3)	16.30%	21.12%

Net assets, end of period (000’s omitted)	$1,670	$3,034

Expenses, net of expense waivers(4)	0.79%	0.79%
Expenses, prior to expense waivers(4)	8.43%	12.10%
Net investment income, net of waivers(4)	1.44%	1.62%
Portfolio turnover rate(5)	16.47%	18.41%

(1) Commencement of offering of shares.

(2) Based on average shares outstanding.

(3) Total return at net asset value is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return at market is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period and redemption on the last day of the period.  Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the investment adviser.

(4) Annualized.

(5) Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

The accompanying notes are an integral part of these financial statements.

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NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2010

1. ORGANIZATION

Grail Advisors ETF Trust (the “Trust”) was organized as a Delaware statutory trust on December 7, 2007 and has authorized capital of unlimited shares. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”), which is currently comprised of five active funds (collectively, the “Funds” or “ETFs” and each individually, a “Fund” or an “ETF”): the Grail American Beacon Large Cap Value ETF, RP Growth ETF, RP Focused Large Cap Growth ETF, Grail McDonnell Intermediate Municipal Bond ETF and Grail McDonnell Core Taxable Bond ETF. Operations commenced on May 1, 2009 for the Grail American Beacon Large Cap Value ETF; and October 2, 2009 for the RP Growth ETF and RP Focused Large Cap Growth ETF; and January 29, 2010 for the Grail McDonnell Intermediate Municipal Bond ETF and Grail McDonnell Core Taxable Bond ETF.

The Grail American Beacon Large Cap Value ETF seeks long-term capital appreciation by investing at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) in equity securities of large market capitalization U.S. companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 1000® Index at the time of investment. The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. The Fund’s investments may include common stocks, preferred stocks, securities convertible into U.S. common stocks, U.S. dollar-denominated American Depositary Receipts (“ADRs”), and U.S. dollar-denominated foreign stocks traded on U.S. exchanges (collectively referred to as “stocks”).

2. SIGNIFICANT MATTER

At October 31, 2010, the Fund had amounts due from the Manager under its fee waiver and expense reimbursement agreements with the Fund in the amounts set forth on the Statements of Assets and Liabilities. The Manager’s fee waiver and expense reimbursement agreements are discussed in note 4. Subsequent to October 31, 2010, a portion of the amounts due from the Manager have been received by the Fund, and the remaining portions have been sent to the Fund.

In addition, the Manager has entered into a letter of intent concerning a transaction involving its ownership interests in order to enable it to continue its operations, including paying its future obligations under its fee waiver and expense reimbursement agreements. A sale of the Manager’s interests, if consummated, may result in the assignment of its existing advisory agreement with the Fund, requiring shareholder approval in order for the Manager to continue as a Fund’s investment adviser. A sale of the Manager’s interests, if consummated, may, depending upon a buyer’s future plans result in the liquidation of certain Funds. If the Manager is unsuccessful in its efforts to consummate a transaction or to recapitalize, all of the Funds may be liquidated. The Board of Trustees of the Trust has the authority to approve the liquidation of each Fund, without shareholder approval. These conditions raise substantial doubt about the Fund’s ability to continue as a going concern. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

3. SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with U.S. generally accepted accounting principles, which require management to make estimates and assumptions that affect the reported amount of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amount of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from these estimates. The following summarizes the significant accounting policies of the Fund:

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Investment Valuation

Security holdings traded on a national securities exchange are valued based on their last sale price. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities regularly traded in an over-the-counter market are valued at the latest quoted sale price in such market or in the case of the NASDAQ, at the NASDAQ official closing price. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith and in accordance with procedures adopted by the Trust’s Board of Trustees (the “Board”). The Net Asset Value (“NAV”) per share of the Fund is computed by dividing the value of the net assets of the Fund by the total number of outstanding shares of the Fund, rounded to the nearest cent. The Bank of New York Mellon Corp. calculates the Fund’s NAV at the close of regular trading (ordinarily 4:00 p.m. Eastern Time) every day the New York Stock Exchange is open.

Cash and Cash Equivalents

Cash and cash equivalents consist of highly liquid investments, with maturities of three months or less when acquired.

Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investment securities are calculated using the identified cost method.

Investment Income

Dividend income is recognized on the ex-dividend date. Interest income is accrued daily. The value of additional securities received as dividend payments is recorded as income and as an increase to the cost basis of the securities.

Expenses

Expenses of the Trust, which are directly identifiable to a specific Fund, are applied to that Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

Distributions to Shareholders

The Fund pays out dividends from its net investment income to shareholders annually. The Fund distributes its net taxable capital gains, if any, annually. The Fund typically earns income dividends from stocks. These amounts, net of expenses, are passed along to Fund shareholders as “income dividend distributions.” The Fund realizes capital gains or losses whenever it sells securities. Net long-term taxable capital gains are distributed to shareholders as “capital gains distributions.”

Indemnification

The Trust Instrument of the Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Trust Instrument provides for indemnification out of a Fund’s property for all loss and expense of a Fund’s shareholders being held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would not be able to meet the Trust’s obligations.

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4. ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS

Grail Advisors, LLC (the “Manager”) has overall responsibility for the general management and administration of the Fund, subject to the supervision of the Board. For the services it provides to the Fund, the Manager receives a management fee based on a percentage of average daily net assets of each Fund. Out of the management fee, the Manager pays all fees and expenses of the Sub-Advisers. The Fund is responsible for the payment of all other expenses associated with the operations, including, but not limited to: brokerage expenses, taxes, interest, fees and expenses of counsel to the Fund, fees and expenses of the Trustees, fees and expenses associated with the Fund’s compliance program, litigation expenses, fees and expenses of the Fund’s independent auditors, registration fees, expenses associated with compliance by the Fund with regulatory requirements, including those relating to the development and distribution of their prospectus and shareholder reports, and extraordinary expenses.

For services provided, the Fund pays the Manager an annualized fee of: 0.50% for the Grail American Beacon Large Cap Value ETF, based upon the Fund’s average daily net assets.

The Trust and the Manager have entered into a written fee waiver and expense reimbursement agreement pursuant to which the Manager has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the net annual fund operating expenses for the Grail American Beacon Large Cap Value ETF from exceeding 0.79% (“Expense Cap”), based upon the Fund’s average daily net assets. This agreement will remain in effect and will be contractually binding through at least February 28, 2011.

The Manager may recoup fees waived or expenses reimbursed at any time within three years from the year such expenses were incurred, so long as the repayment does not cause the Expense Cap to be exceeded.

For the year ended October 31, 2010 and period ended October 31, 2009, the Manager waived the following fees and/or reimbursed the following expenses, the recovery of which will expire in the corresponding fiscal years:

	Fiscal Year
Fund	2012		2013
Grail American Beacon Large Cap Value ETF	$218,036	*	$226,521

* Includes $35,914 of expenses waived prior to fund inception for American Beacon Large Cap Value ETF.

American Beacon Advisors, Inc. (“ABA”) acts as primary sub-adviser of the Grail American Beacon Large Cap Value ETF. ABA provides or oversees the provision of portfolio management services to the Fund. ABA develops the investment programs for the Fund, evaluates investment sub-advisers (subject to requisite approvals), recommends to the Manager allocations of assets among investment sub-advisers, monitors the investment sub-advisers’ investment programs and results, invests the portion of ETF assets that the investment sub-advisers determine should be allocated to high quality short-term debt obligations, and to the extent that a Fund engages in securities lending, oversees the Fund’s securities lending activities and actions taken by the securities lending agent. Pursuant to a Primary Investment Sub-Advisory Agreement between the Manager and ABA, ABA receives fees from the Manager to provide the services described above. These fees are paid by the Manager out of the advisory fees it receives from the Fund; they are not separately paid by the Fund.

The Grail American Beacon Large Cap Value ETF’s assets are allocated among three investment sub-advisers: Brandywine Global Investment Management, LLC; Hotchkis and Wiley Capital Management, LLC; and Metropolitan West Capital Management, LLC. With respect to any assets allocated to it, each investment sub-adviser has discretion to purchase and sell securities in accordance with the Fund’s objectives, policies, restrictions and more specific policies provided by the Manager or ABA. Pursuant to an Investment Sub-Advisory Agreement among the Manager, ABA and the investment sub-adviser, an investment sub-adviser receives fees from ABA to provide day-to-day investment advisory services to the Fund. These fees are paid out of the advisory fees the Manager receives from the Fund; they are not separately paid by the Fund.

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The Bank of New York Mellon Corp. serves as the Administrator, Custodian, Fund Accounting and Transfer Agent for the Fund.

5. CREATION AND REDEMPTION TRANSACTIONS AND TRANSACTION FEES

The Fund issues and redeems Shares on a continuous basis at NAV only in large blocks of Shares called “Creation Units.” A Creation Unit consists of 50,000 Shares. Creation Units of the Fund are issued and redeemed in kind or for cash and/or investment securities. Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with the Fund must have entered into an authorized participant agreement with the principal underwriter and the transfer agent, or purchase through a dealer that has entered into such an agreement.

Transaction Fees payable to the Trust are imposed to compensate the Trust for the transfer and other transaction costs of a Fund associated with the issuance and redemption of Creation Units of Shares. A fixed Transaction Fee is applicable to each creation or redemption transaction, regardless of the number of Creation Units purchased or redeemed.

6. FAIR VALUE MEASUREMENT

Fair Value Measurement establishes an authoritative framework for the measurement of fair value, and enhances disclosures about fair value measurements. The Fund utilized various inputs in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels as follows:

Level 1—Quoted prices in active markets for identical securities

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments at October 31, 2010:

Valuation Inputs	Grail American Beacon Large Cap Value ETF

Level 1––Quoted Prices
Common Stocks*	$1,516,240
Bank Deposits	33,254
Level 2—Other Significant Observable Inputs	—
Level 3—Significant Unobservable Inputs	—
Total	$1,549,494

* Please refer to the schedule of investments to view securities segregated by industry type.

The Fund did not hold any Level 3 securities during the period.

There were no transfers between Level 1 and 2 securities during the period.

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7. INVESTMENT TRANSACTIONS

For the period ended October 31, 2010, the aggregate purchases and sales of investments (excluding short-term investments, swaps, and futures contracts) were:

Fund	Purchases	Sales
Grail American Beacon Large Cap Value ETF	$380,098	$570,026

For the period ended October 31, 2010, the cost of in-kind transactions and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
Grail American Beacon Large Cap Value ETF	$477,215	$2,009,190

8. FEDERAL INCOME TAX

The Fund intends to qualify as a “regulated investment company” under Sub-chapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Fund will not be subject to federal income tax to the extent they distribute substantially all of its net investment income and net capital gains to shareholders.

At October 31, 2010, the cost of investments and aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

Fund	Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation
Grail American Beacon Large Cap Value ETF	$1,405,105	$195,136	$(50,747)	$144,389

Accounting for Uncertainty in Income Taxes provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements, and requires the evaluation of tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year.

Management has analyzed all open tax years as defined by IRS statute of limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the period ended October 31, 2010, the Fund did not have a liability for any unrecognized tax benefits.

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales. At October 31, 2010, the components of accumulated earnings/loss on a tax-basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Capital and Other (Losses)	Net Unrealized Appreciation	Total Accumulated Earnings
Grail American Beacon Large Cap Value ETF	$130,024	$15,290	$144,389	$289,703

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For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of redemptions in kind. Results of operations and net assets were not affected by these reclassifications. At October 31, 2010, the effect of permanent book/tax reclassifications resulted in increases (decreases) to the components of net assets as follows:

Fund	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
Grail American Beacon Large Cap Value ETF	$—	$(126,358)	$126,358

9. RISK

Foreign Investing Risk—Foreign investing, including investments in ADRs, carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) social, political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, (6) increased price volatility, and (7) less availability of information for an investment sub-adviser to determine a company’s financial condition.

Recent Market Events Risk—Recent unprecedented turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide, which may have an adverse effect on an ETF.

10. SUBSEQUENT EVENTS

Effective December 6, 2010, Metropolitan West Capital, LLC received notification from the Manager that it will no longer serve as a sub-advisor to the Grail American Beacon Large Cap Value ETF. On December 23, 2010, the Fund declared income and capital gain dividends distributions with an ex-date of December 27, 2010 and payable date of December 31, 2010. The income distribution and short-term capital gain per share amounts for the Fund were as follows:

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Fund	Income Distribution Per Share	Short-Term Capital Gain Per Share
Grail American Beacon Large Cap Value ETF	$0.55975	$2.87480

The Fund has evaluated subsequent events through the date of issuance of this report and has determined that there are no other material events that would require disclosure.

11.  EVENTS SUBSEQUENT TO PREPARATION OF ANNUAL REPORT

The following updates information contained in note 2: Significant Matter.  The Manager has received bids to purchase its ownership interests and has been involved in ongoing discussions with different parties concerning a sale or other transaction resulting in a change of control of the Manager in order to enable it to continue its operations, including paying its current and future obligations under its fee waiver and expense reimbursements agreements.  A sale of the Manager’s interests, if consummated, or other change of control may result in the assignment of its existing advisory agreements with the ETF, requiring shareholder approval in order for the Manager to continue as the ETF’s investment adviser or, depending upon a buyer’s future plans, result in the liquidation of certain ETFs.  If the Manager is unsuccessful in its efforts to consummate a transaction or to recapitalize, all of the ETFs may be liquidated.  The Board of Trustees of the Trust has the authority to approve the liquidation of the ETF without shareholder approval.  These conditions raise substantial doubt about the ETF’s ability to continue as a going concern.  The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

In addition, the Manager has entered into new expense limitation agreements for the ETF at the same level as indicated in note 4, but which will now remain in effect through March 1, 2012.

Report of Independent Registered Public Accounting Firm

Board of Trustees and Shareholders of

Grail Advisors ETF Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Grail American Beacon Large Cap Value ETF (the Fund), one of the five Funds constituting the Grail Advisors ETF Trust, as of October 31, 2010, and the related statements of operations for the year then ended and the statements of changes in net assets for the year ended October 31, 2010 and the period May 1, 2009 (inception) through October 31, 2009, and the financial highlights for the year ended October 31, 2010 and the period May 1, 2009 (inception) through October 31, 2009. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned Fund of the Grail Advisors ETF Trust as of October 31, 2010, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Funds will continue as a going concern. As discussed in Note 2 to the financial statements, Grail Advisors LLC, the Fund’s investment manager (“Manager”), has entered into a letter of intent concerning a transaction to sell its ownership interests in order to enable it to continue its operations, including paying its future obligations under its fee waiver and expense reimbursement agreements. A sale of the Manager’s ownership interests, if consummated, may, depending upon a buyer’s future plans, result in the liquidation of certain Funds. If the Manager is unsuccessful in its efforts to consummate a transaction involving its ownership interests or to recapitalize, all of the Funds may be liquidated. These conditions raise substantial doubt about the Fund’s ability to continue as a going concern. Management’s plans in regard to these conditions are discussed in Note 2. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ KPMG LLP

Philadelphia, Pennsylvania

December 30, 2010, except with respect to the matter discussed in Note 11, as to which the date is February 28, 2011

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